RULE 15c2-11 DISCLOSURE STATEMENT
Of
AQUA SOCIETY, INC.

Dated September 26, 2011

The information contained in this Disclosure Statement has not been reviewed nor approved by the U.S. Securities and Exchange Commission, the Financial Industry Regulatory Authority or any other securities administrator or regulatory organization.

FORWARD LOOKING STATEMENTS

Certain statements contained in this Disclosure Statement constitute "forward-looking statements.” These statements may be identified by words such as “plan,” "anticipate,” "believe,” "estimate,” "should,” "expect" and similar expressions, although not all forward-looking statements may be identified by these words or similar expressions. Forward-looking statements include our expectations and objectives regarding our future operations, performance, business strategies, financial position and operating results. These statements reflect the current views of management with respect to future events. Forward-looking statements by their nature are inherently subject to substantial risks, uncertainties and other factors such as the effect of general economic and business conditions, our ability to implement our business strategies and plans, our ability to compete with existing products or services, the availability of key personnel, changes in, or failure to comply with government regulations, and other risks, many of which may be outside of our control. Should one or more of these risks materialize or should the assumptions underlying our forward-looking statements prove to be incorrect, actual outcomes, results or performance may be material different from those described in the forward-looking statements.

Any forward-looking statements contained in this Disclosure Statement speak only as of the date of this Disclosure Statement, and we take no obligation to update any forward-looking statement or statements to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events.

Name:	AQUA SOCIETY, INC.
(“we”, “us”, “our”, “Aqua” or the “Company”)

Predecessor Name(s):	VG Tech, Inc. (prior to December 27, 2004)

Principal Executive Offices:	Lagenbochumer Strasse 393
45701 Herten, Germany
Tel. +49 209 – 361530
Fax +49 209 – 3625311

Jurisdiction of Incorporation:	Nevada, USA

Authorized and Par Value of Securities:	300,000,000 shares of common stock, par value $0.001 per share

Total Shares Outstanding As of Most Recent Fiscal Year End:	155,621,161 shares of common stock as of our most recent fiscal year end of September 30, 2010

Trading Symbol: AQAS
CUSIP: 03841C100

Transfer Agent:	Corporate Stock Transfer

3200 Cherry Creek Dr. South
Suite 430
Denver, CO 80209
Tel. (303) 282-4800
Fax (303) 282-5800

Facilities:	We do not currently own or lease any land other than our executive offices.

Executive Officers and	Name	Positions
Directors:
	Hubert Hamm	Chief Executive Officer, President, Secretary and Treasurer and Director

	Frank Iding	Chief Financial Officer, Treasurer and Director

Nature of Business:

We are in the business of acquiring and obtaining rights to applied technologies in our core areas of expertise in energy optimization, HVAC&R and water filtration and developing and commercializing those technologies. Once we have developed marketable products, we seek out strategic alliances and joint ventures with outside parties who can bring the manufacturing, marketing and business expertise needed to assist us in bringing those products to market.

In 2010, our product development efforts led to our bringing the Steam Mission electricity generation module to market through our special purpose vehicle ENVA Systems GmbH. In addition to the Steam Mission, we are currently in the advanced stages of developing products for the utilization of waste heat energy (the Energy Mission) and generating drinking water from air (the Aqua Mission). However, we are currently focusing our existing resources on bringing the Steam Mission product to market.

We currently operate our business through our wholly owned subsidiary Aqua Society GmbH (“Aqua GmbH”). In addition, we currently offer our Steam Mission product through ENVA Systems GmbH, a special purpose vehicle that we formed for the purpose of bringing the Steam Mission to market.

ENVA Systems GmbH

As part of our marketing and commercialization strategy for the Steam Mission, in October 2009, we formed ENVA Systems GmbH, as a subsidiary entity for bringing the Steam Mission to market. At the time of its formation, ENVA Systems was a wholly owned subsidiary of Aqua GmbH.

Currently, we own an 85% interest in ENVA Systems, with GVE Greiferbau und Verschleisstechnick Einbeck GmbH (“GVE”) owning a 5% interest in ENVA Systems and HUCON Swiss AG (“HUCON”) owning a 10% interest in ENVA Systems. GVE is a privately owned machining and manufacturing company based out of Einbeck, Germany, located approximately 250 km from our headquarters in Herten, Germany. GVE has over 100 years of experience in the business of machining and manufacturing engines, compressors and heavy machinery. GVE manufactures the Steam Mission for us. HUCON is the majority shareholder of GVE.

In September 2010, to further strengthen the relationship between GVE and ENVA Systems and in an effort to further ensure consistent manufacturing availability for our Steam Mission units, we purchased a 25.1% interest in GVE for a total purchase price of EUR 200,000. Under German law, our 25.1% interest in GVE provides us with the right to veto certain corporate changes to GVE, however we do not otherwise have any rights of control or active involvement in the management of GVE.

Products and Services:

The Steam Mission:

The Steam Mission is currently offered through ENVA Systems GmbH, a subsidiary that we formed for the purpose of bringing the Steam Mission to market. See “ENVA Systems GmbH”.

Developed by our team between 2007 and 2010, the Steam Mission energy module is a low pressure generator that is designed to utilize low pressure steam (0.6 to 5 bar) produced as a by-product of various industrial processes to generate electricity. This electricity can then be fed back into the industrial process to decrease external energy use or sold to the local energy grid. As an added benefit, because the Steam Mission does not use any additional fossil or other outside fuels, the Steam Mission process has zero carbon footprint.

Excess steam generated during industrial processes is generally handled in 1 of 3 ways:

1.	Discharge into the atmosphere;
2.	Cooled and condensed back into liquid form and re-fed back into the industrial process; or
3.	Fed through pressure reduction stations, with the depressurized steam then used elsewhere in the industrial process.

In its application, the Steam Mission can be introduced as an add-on or bypass to the exiting steam circuit, thus avoiding the need for costly plant overhauls or redesigns for its application. By adding the Steam Mission as a bypass to existing steam circuits where the steam is used elsewhere in the industrial process, the existing steam depressurization or condensation systems are left in place as a redundancy in order to minimize plant downtimes during installation and maintenance of the Steam Mission. Feeding the industrial steam through the Steam Mission acts to reduce the pressure and temperature of the input steam, the cooled and depressurized output of which can then be discharged into the atmosphere (without additional pollutants), condensed and re-fed back into the industrial process, or used elsewhere in the industrial process.

Prior to fiscal 2009, our strategy was to market customized, one-off systems that we would build for potential customers based on our technologies. In 2009, we shifted our focus to the development of standardized models that could be installed onto a customer’s industrial circuit either as stand-alone units or in series with little or no customization. We believe that this strategy will make it easier for us to market and commercialize the Steam Mission. To this effect, we have developed a product range of Steam Mission modules that we offer based on the expected input steam pressures

Steam-Mission*
Module	Input Pressure	Steam Quantity	Power Output (kW)**	Production per year***
EM55	1,5 bar	~4,0 t/h	55 kW	440,000 kWhr
EM75	1,5 bar	~4,5 t/h	75 kW	600,000 kWhr
EM100	1,5 bar	~6,0 t/h	100 kW	800,000 kWhr
EM150	1,5 bar	~10 t/h	150 kW	1,200,000 kWhr

*Technical changes reserved **Outlet pressure 0.2 bar
***Anticipated output based on 8,000/hr continuous operation per year

The Steam Mission product has been fully developed and is currently ready for commercial use. Manufacturing of the Steam Mission has been outsourced to GVE Greiferbau und Verschleisstechnick Einbeck GmbH (“GVE”). GVE is a privately owned machining and manufacturing company based out of Einbeck, Germany, located approximately 250 km from our headquarters in Herten, Germany. GVE has over 100 years of experience in the business of machining and manufacturing engines, compressors and heavy machinery.

In February 2010, we installed our first Steam Mission module at a glass factory operated by the local energy producer Stadtwerke Luenen, Germany. The unit installed in Stadtwerke Luenen is currently producing electricity at a rate of 10kW/hr. For the first 4 weeks of its operation, this Steam Mission unit was operated manually, with the amount pressure and steam fed into the module regulated by hand. The unit is now being operated automatically, with electronic valves controlling the amount of pressure and steam being fed into the module. In September 2010, the TUEV Nord Group, an independent German accreditation and auditing company, certified the performance parameters of the module installed at Luenen, Germany, confirming the correlation between the amount of steam fed into the installed Steam Mission module and the electrical power produced by the module.

In March 2010, an additional Steam Mission module was installed as a proof of concept at a limestone factory in Northern Germany. This unit is currently producing electricity at a rate of 17kW/hr. This module was installed as a proof of concept to demonstrate the feasibility of the Steam Mission. ENVA was not paid for this installation other than small amounts for the reimbursement of costs. In July 2011, client ordered a 30kW/hr unit to be installed at the same factory. We expect to be fully paid for the 30kW/hr installation.

In April 2011, Energiepark Gengenbach GmbH placed an order with ENVA for the delivery of a 65 kW/hr Steam Mission module to be installed at their biomass powerplant located in Gengenbach, Germany. The Steam Mission is being installed at the Gengenbach powerplant as part of Energiepark’s efforts to modernize the plant. Installation has begun and is expected to be completed before the end of October 2011.

In June 2011, Apparatebau Allenspach AG from Hermetschwil near Zurich/Switzerland, a global enterprise focusing on engineering and manufacturing high temperature technology, commissioned a 10 kW/hr Steam Mission module to be used at the premises of one of their clients. The parameters of this unit are similar to those of the Steam Mission installed at Stadtwerke Luenen. Installation was completed in August 2011.

In September 2011, we began the installation of a 100kW/hr Steam Mission module that will be used as a reference installation at a pressure reduction station in Bottrop, Germany. This installation will be fully funded by ENVA. Upon completion, ENVA intends to show the installation to prospective investors.

The Energy Mission

By adapting technologies originally developed as a means of optimizing the performance of cooling systems, the Energy Mission (also formerly referred to as the “Yellow Box”) is a product that is capable of converting low temperature heat into usable electricity. From 2007 until 2009, the Energy Mission was the primary focus of our technology and product development efforts. However, in fiscal 2009, we refocused our development and commercialization efforts to the Steam Mission as our management felt that the Steam Mission technology and product was closer to market.

Low temperature waste heat generated as a by product of industrial processes represents a largely untapped source of energy. The Energy Mission presents companies with an opportunity to tap into this potential source of energy. In addition to its potential utilization of industrial waste heat, the Energy Mission process can also generate electricity from the heat produced by other sources such as solar power, geothermal heat or technically conditioned waste heat flow from power stations and combined heat and power (CHP) plants. The utilization low temperature heat to generate electricity could have a major worldwide impact on the reduction of fossil fuel consumption and carbon emissions.

The Energy Mission process utilizes an Organic-Rankine-Cycle (ORC) whereby low temperature heat is used to evaporate a low boiling temperature working medium that in turn powers a turbine generator to generate electricity. Prototypes of our Energy Mission have demonstrated the ability to generate electricity from temperatures as low as 100°C (212°F). Internal studies on the efficiency of our process have been confirmed by independent sources.

Currently, our target markets for the Energy Mission are block heat and power plant operators, steel and aluminum smelters, and solar and geothermal power generators.

In May 2007, the Ministry of Innovation, Science, Research and Technology of North Rhine-Westphalia awarded us a grant to support 50% of the costs associated with the development of the Energy Mission technology. The overall grant was to provide us with EUR 226,759, whereby we would pre-finance the estimated project costs of EUR 453,519, and thereafter receive the grant funds in three instalments after successful completion of the project. Although we performed all of the necessary requirements of the project and were able to demonstrate a working prototype of our Energy Mission process, the Ministry failed to pay the grant funds. We attempted to sue the Ministry in order to recover the grant funds, however in December 2010, we dropped our legal action for commercial reasons as our potential recovery did not justify the costs of proceeding.

In March 2008, we received an order for 4 Energy Mission modules from a German agricultural company that was to water at a temperature of 115°C as the input medium, the overall value of which was to be EUR 750,000. The first of the 4 ordered modules was installed in August 2008 as a proof of concept, testing of which successfully demonstrated the feasibility of the modules. However, because the actual temperature of the input water was only 85-90°C instead of the temperature previously indicated by the client, the installed unit was not economical and the client decided not to proceed with installation of the remaining 3 units.

Commercialization of the Energy Mission is currently on hold as we focus our resources on marketing and commercializing the Steam Mission.

The AquaMission

We have developed a water production unit that we call the AquaMission that utilizes a patented process to extract water from ambient air. The basic technology used in the AquaMission was adapted from the mining sector and utilizes condensation to produce drinking water from the humidity present in the air. While the systems used in mining were designed primarily to cool the air, and simply produced condensation water as a by-product, our AquaMission process is designed primarily to produce condensation water as the main product. The AquaMission takes in large volumes of air and cools that air down to its dew point. The resulting condensation water is then filtered and mineralized for consumption to quality standards set by the World Health Organization (WHO). In regions with high temperatures and high humidity levels, a single machine can generate up to 6,000 litres of drinking water per day, enough to supply drinking water for an entire village.

The AquaMission technology allows water to be produced at any location in the world, independent of stationary water resources. The economic benefit is enhanced by the fact that the cold air generated in the condensation process can be used to air condition buildings. Through the decentralised water production, diseases borne by contaminated water are unable to spread. The process has the advantage of having no negative impact on the environment. There is no need to transport and store water at great expense as the water is produced when and where it is needed.

Commercialization efforts for the AquaMission are currently on hold as we focus our resources on marketing and commercializing the Steam Mission.

ThermoMobil

The ThermoMobil is a multi-purpose, self-contained, mobile refrigeration and heating unit designed to be loaded and transported onto a variety of large or small transport vehicles. The product is designed to allow users to convert ordinary transportation vehicles into refrigerated or heating transports. The refrigeration and heating unit itself can be loaded or unloaded from the transport vehicle and is capable of utilizing either 12 volt (automobile) or 230 volt (household) electricity for power. This allows users to load and unload cargo without interrupting the heating or refrigeration chain. In addition, the ThermoMobil does not require extensive modification to the transportation vehicle itself, allowing the vehicle to still be used as a non-refrigerated or heated transport while the ThermoMobil unit is still being used to provide temporary storage.

Financial Statements

Attached as Exhibit A to this Disclosure Statement are the following unaudited financial statements for our fiscal years ended September 30, 2010 and 2009:

1.	Unaudited Consolidated Balance Sheets as of September 30, 2010 and 2009;

2.	Unaudited Consolidated Statements of Operations for the years ended September 30, 2010 and 2009;

3.	Unaudited Consolidated Statements of Cash Flows for the years ended September 30, 2010 and 2009;

4.	Unaudited Consolidated Statement of Stockholders’ Equity (Deficiency) for the period from inception on May 13, 2004 through September 30, 2010; and

5.	Notes to Unaudited Consolidated Financial Statements.

Attached as Exhibit B to this Disclosure Statement are the following unaudited financial statements for our fiscal years ended September 30, 2008 and 2007:

1.	Unaudited Consolidated Balance Sheets as of September 30, 2008 and 2007;

2.	Unaudited Consolidated Statements of Operations for the years ended September 30, 2008 and 2007;

3.	Unaudited Consolidated Statements of Cash Flows for the years ended September 30, 2008 and 2007;

4.	Unaudited Consolidated Statement of Stockholders’ Equity (Deficiency) for the period from inception on May 13, 2004 through September 30, 2008; and

5.	Notes to Unaudited Consolidated Financial Statements.

Certifications of Chief Executive Officer and Chief Financial Officer

I, Hubert Hamm certify that:

1.	I have reviewed this Disclosure Statement of Aqua Society, Inc.;

2.

Based on my knowledge, this Disclosure Statement does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this Disclosure Statement; and

3.

Based on my knowledge, the financial statements and other financial information included in this Disclosure Statement, fairly present in all material respects the financial condition, results of operation and cash flows of the issuer as of, and for, the periods presented in this Disclosure Statement.

Date: September 26, 2011

/s/ Hubert Hamm
________________________________
Hubert Hamm
Chief Executive Officer, President and Secretary

I, Frank Iding, certify that:

1.	I have reviewed this Disclosure Statement of Aqua Society, Inc.;

2.

Based on my knowledge, this Disclosure Statement does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this Disclosure Statement; and

3.

Based on my knowledge, the financial statements and other financial information included in this Disclosure Statement, fairly present in all material respects the financial condition, results of operation and cash flows of the issuer as of, and for, the periods presented in this Disclosure Statement.

Date: September 26, 2011

/s/ Frank Iding
________________________________
Frank Iding
Chief Financial Officer and Treasurer

EXHIBIT A
to the
Disclosure Statement of Aqua Society, Inc.
Dated September 26, 2011

1.	Unaudited Consolidated Balance Sheets as of September 30, 2010 and 2009;

2.	Unaudited Consolidated Statements of Operations for the years ended September 30, 2010 and 2009;

3.	Unaudited Consolidated Statements of Cash Flows for the years ended September 30, 2010 and 2009;

4.	Unaudited Consolidated Statement of Stockholders’ Equity (Deficiency) for the period from inception on May 13, 2004 through September 30, 2010; and

5.	Notes to Unaudited Consolidated Financial Statements.

AQUA SOCIETY, INC.

CONSOLIDATED FINANCIAL STATEMENTS

(Expressed in U.S. Dollars)

September 30, 2010 and 2009
(Unaudited & Unreviewed)

AQUA SOCIETY, INC.
CONSOLIDATED BALANCE SHEETS
(Expressed in U.S. Dollars)
(Unaudited & Unreviewed)
	September 30,	September 30,
	2010	2009
ASSETS
Current Assets
Cash and cash equivalents	$25,379	$-
Accounts receivable	15,991	67,223
Government value added tax receivable	-	151,777
Loans receivable (Note 4 and 9)	279,396	165,119
Deferred tax asset, less valuation allowance of $6,974,425 (2009 -$6,721,736) (Note 7)	-	-
Total Current Assets	320,766	384,119
Investments (Note 5)	1	1
Intangibles (Note 6)	756,299	233,828
Equipment (Note 6)	77,612	82,524
Total Assets	$1,154,678	$700,472
LIABILITIES AND STOCKHOLDERS’ DEFICIT
Current Liabilities
Bank indebtedness	$-	$418,156
Deposits received	15,991	-
Accounts payable and accrued liabilities (Note 9)	1,713,934	2,923,368
Government value added tax payable	749	-
Loans Payable (Note 8 and 9)	2,266,467	2,132,708
Total Current Liabilities	3,997,141	5,474,232
Commitments and Contractual Obligations (Note 12 and 13)
Stockholders’ Deficit
Common stock (Note 10)
Authorized
300,000,000 common shares, par value $0.001
Issued and outstanding
September 30, 2010 -155,621,161
September 30, 2009 -131,140,301	155,622	131,141
Additional paid-in capital	41,762,171	37,525,932
Non-controlling interest	79,748	-
Accumulated other comprehensive loss:
Foreign currency cumulative translation adjustment	(100,195)	(565,137)
Deficit	(44,739,809)	(41,865,696)
Total Stockholders’ Deficit	(2,842,463)	(4,773,760)
Total Liabilities and Stockholders’ Deficit	$1,154,678	$700,472

The accompanying notes are an integral part of these consolidated financial statements.

AQUA SOCIETY, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS
(Expressed in U.S. Dollars)
(Unaudited & Unreviewed)

	Year	Year
	Ended	Ended
	September 30,	September 30,
	2010	2009
SALES	$945,952	$173,383
COST OF GOODS SOLD	(338,245)	(157,816)
	607,707	15,567
EXPENSES
Accounting and audit fees	182,441	164,407
Advertising and promotion	15,467	83,607
Amortization	47,211	42,116
Bad debts	89,703	1,616
Bank charges and interest	219	195
Consulting fees	33,043	104,055
Development costs	111,357	211,940
Filing fees	1,317	1,468
Foreign exchange (gain) loss	210,004	(20,849)
Legal fees	162,039	152,825
Management fees	477,021	1,130,326
Office and miscellaneous	73,821	95,659
Rent	104,102	154,828
Salaries and benefits	469,478	987,975
Stock-based compensation	2,163,000	500,000
Transfer agent	1,823	1,545
Travel	30,533	42,474
	(4,172,579)	(3,654,683)
LOSS BEFORE OTHER ITEMS AND INCOME TAXES	(3,564,872)	(3,639,116)
Interest expense	(198,824)	(116,638)
Interest income	11,837	12,134
Loss from litigation	-	(763,947)
Recovery of loan payable	71,118	-
Gain on sale of ENVA GmbH	850,845	-
LOSS BEFORE INCOME TAXES	(2,829,896)	(4,507,567)
Provision for income taxes	-	-
NET LOSS	(2,829,896)	(4,507,567)
OTHER COMPREHENSIVE GAIN
Foreign currency translation adjustment	464,942	309,208
COMPREHENSIVE LOSS	$(2,364,954)	$(4,198,359)
GAIN (LOSS) ATTRIBUTABLE TO:
Owners of parent	$(2,874,113)	$-
Non-controlling interest	$44,217	$-
COMPREHENSIVE GAIN (LOSS) ATTRIBUTABLE TO:
Owners of parent	$(2,478,912)	$-
Non-controlling interest	$113,958	$-
BASIC AND DILUTED NET LOSS PER SHARE	$(0.02)	$(0.04)
WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING	132,447,829	120,985,293

The accompanying notes are an integral part of these consolidated financial statements.

AQUA SOCIETY, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(Expressed in U.S. Dollars)
(Unaudited & Unreviewed)
	Year	Year
	Ended	Ended
	September 30,	September 30,
	2010	2009
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss for the period	$(2,874,113)	$(4,507,567)
Adjustments to reconcile net income to cash used in operating activities:
Amortization	47,211	42,611
Stock-based compensation	2,163,000	500,000
Imputed interest	84,901	61,093
Issuance of capital stock for management services	-	656,551
Recovery of loan payable	(71,118)	-
Gain on sale of ENVA GmbH	(850,845)	-
Non-controlling interest	44,217	-
Change in operating assets and liabilities:
Decrease (increase) in receivables	46,373	(22,130)
Decrease in government value added tax receivable	48,111	33,190
Increase (decrease) in accounts payable and accrued liabilities	(444,065)	1,392,664
Increase in accrued interest payable	101,959	44,060
Increase in accrued interest receivable	(11,793)	(10,693)
Net cash used in operating activities	(1,622,990)	(1,810,221)
CASH FLOWS FROM INVESTING ACTIVITIES
Acquisition of intangibles	(555,931)	(4,102)
Acquisition of capital assets	(26,379)	(17,578)
Increase in loans receivable	(277,357)	-
Net cash used in investing activities	(859,667)	(21,680)
CASH FLOWS FROM FINANCING ACTIVITIES
Bank indebtedness	418,156	417,186
Cash from non-controlling interest	898,876	-
Issuance of capital stock for cash	526,008	66,176
Proceeds from loans payable	1,249,057	861,672
Net cash provided by financing activities	2,255,785	1,345,034
EFFECT OF FOREIGN CURRENCY TRANSLATION ON
CASH DURING THE PERIOD	252,251	486,867
NET INCREASE IN CASH	25,379	-
CASH, BEGINNING OF PERIOD	-	-
CASH, END OF PERIOD	$25,379	$-
Supplemental Disclosure with Respect to Cash Flows (Note 16)

The accompanying notes are an integral part of these consolidated financial statements.

AQUA SOCIETY, INC.
CONSOLIDATED STATEMENT OF STOCKHOLDERS’ EQUITY (DEFICIT)
(Expressed in U.S. Dollars)
(Unaudited & Unreviewed)

		Common Stock					Accumulated
			Additional	Special Warrants			Other
			Paid-				Comprehensive	Accumulated
	Number	Par Value	in Capital	Number	Amount		Loss	Deficit	Total
Sale of common stock for cash	1	$31,042	$-	$-	$-	$	- $	-	$31,042
Contribution of assets			25,056						25,056
Pursuant to acquisition of Aqua GmbH	10,000,000	10,000		34,000,000	34,000				44,000
Exchange of shares	(1)	(31,042)							(31,042)
Outstanding shares of Company prior to acquisition	69,908,000	69,908						(194,748)	(124,840)
Foreign currency translation adjustment							(997)		(997)
Net loss								(67,448)	(67,448)
Balance, September 30, 2004	79,908,000	79,908	25,056	34,000,000	34,000		(997)	(262,196)	(124,229)
Sale of common stock for cash at $2.40 per unit,
October 18, 2004	416,666	417	999,583						1,000,000
Sale of common stock for cash at $2.40 per unit,
June 10, 2005	1,232,322	1,233	2,438,766						2,439,999
Pursuant to exercise of options at $1.70 per share	215,000	215	365,285						365,500
Conversion of special warrants	34,000,000	34,000		(34,000,000)	(34,000)				-
Stock-based compensation			22,480,000						22,480,000
Foreign currency translation adjustment							89,594		89,594
Net loss								(25,787,558)	(25,787,558)
Balance, September 30, 2005	115,771,988	115,773	26,308,690	-	-		88,597	(26,049,754)	463,306

The accompanying notes are an integral part of these consolidated financial statements.

AQUA SOCIETY, INC.
CONSOLIDATED STATEMENT OF STOCKHOLDERS’ EQUITY (DEFICIT)
(Expressed in U.S. Dollars)
(Unaudited & Unreviewed)

		Common Stock				Accumulated
			Additional	Special Warrants		Other
			Paid-			Comprehensive	Accumulated
	Number	Par Value	in Capital	Number	Amount	Loss	Deficit	Total
Sale of common stock for cash at $1.04 per unit, February 10, 2006	1,160,960	1,161	1,206,237					1,207,398
Sale of common stock for cash at $0.88 per unit, June 8, 2006	1,245,375	1,245	1,094,685					1,095,930
Foreign currency translation adjustment						(238,965)		(238,965)
Net loss							(4,328,249)	(4,328,249)
Balance, September 30, 2006	118,178,323	118,179	28,609,612	-	-	(150,368)	(30,378,003)	(1,800,580)
Forgiveness of loans			1,996,045					1,996,045
Stock-based compensation			1,726,973					1,726,973
Foreign currency translation adjustment						(720,362)		(720,362)
Net loss							(4,478,308)	(4,478,308)
Balance, September 30, 2007	118,178,323	118,179	32,507,480	-	-	(870,730)	(34,856,311)	(3,276,232)
Forgiveness of loans (Note 8)			3,189,735					3,189,735
Sale of common stock for cash at Euro 0.22 (US $0.35) per unit, January 25, 2008	2,777,7770	2,778	729,930					732,708
Foreign currency translation adjustment						(3,615)		(3,615)
Net loss							(2,501,818)	(2,501,818)
Balance, September 30, 2008	120,956,093	120,957	36,252,295	-	-	(874,345)	(37,358,129)	(1,859,222)

The accompanying notes are an integral part of these consolidated financial statements.

AQUA SOCIETY, INC.
CONSOLIDATED STATEMENT OF STOCKHOLDERS’ EQUITY (DEFICIT)
(Expressed in U.S. Dollars)
(Unaudited & Unreviewed)

		Common Stock				Accumulated
			Additional	Special Warrants		Other
			Paid-			Comprehensive	Accumulated
	Number	Par Value	in Capital	Number	Amount	Loss	Deficit	Total
Sale of common stock for cash at Euro 0.038 (US $0.056) per unit, September 21, 2009	1,184,208	1,184	64,993					66,177
Issuance of common stock for services	9,000,000	9,000	647,551					656,551
Stock-based compensation			500,000					500,000
Imputed interest			61,093					61,093
Foreign currency translation adjustment						309,208		309,208
Net loss							(4,507,567)	(4,507,567)
Balance, September 30, 2009	131,140,301	131,141	37,525,932	-	-	(565,137)	(41,865,696)	(4,773,760)
Sale of common stock for cash at Euro 0.05 (US $0.07) per share, November 10, 2009	850,000	850	62,706					63,556
Sale of common stock for cash at Euro 0.08 (US $0.11) per share, March 10, 2010	525,000	525	56,760					57,285
Sale of common stock for cash at Euro 0.15 (US $0.20) per share,. July 30, 2010	133,334	133	25,997					26,130
Sale of common stock for cash at Euro 0.20 (US $0.26) per share, July 30, 2010	1,000,000	1,000	260,301					261,301
Sale of common stock for cash at Euro 0.20 (US $0.26) per share, September 21, 2010	550,000	550	143,316					143,866
Issuance of common stock for debt settlement (Note 9)	16,422,526	16,423	1,269,928					1,286,351
Pursuant to exercise of options at Euro 0.05 (US $0.07) per share	5,000,000	5,000	335,229					340,229

The accompanying notes are an integral part of these consolidated financial statements.

AQUA SOCIETY, INC.
CONSOLIDATED STATEMENT OF STOCKHOLDERS’ EQUITY (DEFICIT)
(Expressed in U.S. Dollars)
(Unaudited & Unreviewed)

		Common Stock				Accumulated
			Additional	Special Warrants		Other
			Paid-			Comprehensive		Accumulated
	Number	Par Value	in Capital	Number	Amount	Loss		Deficit	Total
Writeoff of loan receivable (Note 8)			(165,899)						(165,899)
Stock-based compensation			2,163,000						2,163,000
Imputed interest			84,901						84,901
Foreign currency translation adjustment						464,942			464,942
Net loss								(2,874,113)	(2,874,113)
Balance, September 30, 2010	155,621,161	$155,622	$41,762,171 $	$-	$-	(100,195	) $	(44,739,809)	$(2,922,211)
Non-controlling interest									79,748
									$(2,842,463)

The accompanying notes are an integral part of these consolidated financial statements

AQUA SOCIETY, INC.
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
(Expressed in U.S. Dollars)
September 30, 2010
(Unaudited & Unreviewed)

1.	HISTORY AND ORGANIZATION OF THE COMPANY

Aqua Society, Inc. (formerly V G Tech, Inc.) (the “Company”) was incorporated on March 2, 2000, under the laws of the State of Nevada. Effective September 22, 2004, the Company acquired 100% of the issued and outstanding stock of Aqua Society GmbH (“ Aqua GmbH”), a German limited liability company, that is in the business of designing and developing technologies for application, and providing related consulting services, in the areas of heating, ventilation, air conditioning, refrigeration, water purification, waste water management and energy. In October 2009, Aqua Society GmbH incorporated a subsidiary, ENVA Systems GmbH, (“ENVA GmbH”), a German limited liability company, for the marketing and sales of a product called the energy-module. On November 12, 2009, 15% of the capital stock of ENVA GmbH was sold to GVE Greiferbau und Verschleisstechnik Einbeck GmbH (“GVE GmbH”), a German limited liability company, for cash of Euro 600,000 (US $898,876) and a commitment to increase the contributed surplus of ENVA GmbH by Euro 1,200,000 (US $1,799,910) by December 31, 2011. GVE GmbH has a contract with ENVA GmbH to produce the energy module (see Note 8).

Effective December 27, 2004, the Company changed its name to Aqua Society, Inc from VG Tech, Inc.

The consolidated financial statements of the Company include the accounts of the Company, Aqua GmbH and ENVA GmbH. All inter-company balances have been eliminated on consolidation.

2.	GOING CONCERN

These consolidated financial statements have been prepared with the on-going assumption that the Company will be able to realize its assets and discharge its liabilities in the normal course of business. However, certain conditions noted below raise substantial doubt about the Company’s ability to continue as a going concern. These financial statements do not include any adjustments to the amounts and classifications of assets and liabilities that might be necessary should the Company be unable to continue as a going concern.

The operations of the Company have primarily been funded by the sale of common stock and loans received. Continued operations of the Company are dependent on the Company’s ability to complete equity financings, obtain additional loans or generate profitable operations in the future. Management’s plan in this regard is to secure additional funds through future equity financings and loans payable. Such financings or loans payable may not be available or may not be available on reasonable terms to the Company.

AQUA SOCIETY, INC.
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
(Expressed in U.S. Dollars)
September 30, 2010
(Unaudited & Unreviewed)

3.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements of the Company have been prepared in conformity with generally accepted accounting principles in the United States of America and are stated in U.S. dollars. The significant accounting policies adopted by the Company are as follows:

	(a)	Use of estimates

The preparation of financial statements in conformity with generally accepted accounting principles in the United States requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from these estimates.

	(b)	Foreign currency translation

The functional currency of the Company is the U.S. dollar. The Company’s subsidiary, Aqua GmbH, and Aqua GmbH’s subsidiary, ENVA GmbH, uses the Euro as its functional currency. Accordingly, monetary assets and liabilities denominated in a foreign currency are translated at the exchange rate in effect at the balance sheet date while non-monetary assets and liabilities are translated at historical rates. Revenue and expense items denominated in a foreign currency are translated at exchange rates prevailing when such items are recognized in the statement of operations. Exchange gains and losses arising on translation of foreign currency items are included in the statement of operations.

The Company follows the current rate method of translation to U.S. dollars with respect to its foreign subsidiary. Accordingly, assets and liabilities are translated into U.S. dollars at the year-end exchange rates while revenue and expenses are translated at the average exchange rates during the year. Related exchange gains and losses are included in a separate component of stockholders’ equity as accumulated other comprehensive income.

	(c)	Cash and cash equivalents

The Company considers cash held at banks and all highly liquid investments with original maturities of three months or less to be cash and cash equivalents.

	(d)	Receivables

Receivables consist of receivables from customers. The Company provides an allowance for doubtful accounts through periodic evaluations of the aging of its accounts receivable.

AQUA SOCIETY, INC.
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
(Expressed in U.S. Dollars)
September 30, 2010
(Unaudited & Unreviewed)

3.	SIGNIFICANT ACCOUNTING POLICIES (continued)

	(e)	Investments

The Company accounts for investments in companies subject to significant influence (generally those companies in which interests ranging from 20% to 50% are held) on the equity basis. Investments in companies that the Company is unable to significantly influence are carried at cost.

When there has been a loss in value of the investment, the investment is written down to recognize the loss.

Investments in which the Company holds a 51% or greater interest are consolidated, unless control does not exist due to the Company’s inability to determine the investees strategic operating, financing and investing policies.

	(f)	Intangibles

Intangibles are recorded at cost. Capitalized amounts relate to purchase costs and legal, consulting and advisory costs incurred in the acquisition and/or registration of patents, patent licenses and intellectual property. Amortization is calculated using the straight-line method over the useful lives of the patents and license fee, estimated to be 20 years. Amortization is recorded upon the patents and patent licenses being awarded. No depreciation is provided for the intellectual property as it has an indefinite life.

	(g)	Equipment

Equipment is recorded at cost. Amortization is calculated using the straight-line method over the useful lives of the assets. Maintenance and repairs are expensed as incurred while betterments or renewals are capitalized.

The Company provides for amortization over the estimated life of each asset on a straight-line basis over the following periods:

Office equipment	2, 4 and 10 years
Leasehold improvements	4 years

(h)	Accounting for the impairment of long-lived assets and long-lived assets to be disposed of

The Company reviews all long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to future net cash flows expected to be generated by the asset. If such assets are considered to be impaired, the impairment recognized is measured by the amount by which the carrying amount of the assets exceeds the fair value of the assets. Assets to be disposed of are reported at the lower of the carrying amount or fair value less costs to sell.

(i)	Revenue recognition

The Company recognizes revenue from the sale of their products when the following criteria are met: persuasive evidence of an agreement exists, shipment has occurred, the price to the buyer is fixed and determinable and collectability is reasonably assured. Shipping and handling charges billed to customers are included in net revenue, and the related shipping and handling costs are included in cost of goods sold. The Company recognizes consulting revenue when the consulting service is provided.

AQUA SOCIETY, INC.
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
(Expressed in U.S. Dollars)
September 30, 2010
(Unaudited & Unreviewed)

3.	SIGNIFICANT ACCOUNTING POLICIES (continued)

	(j)	Income taxes

A deferred tax asset or liability is recorded for all temporary differences between financial and tax reporting and net operating loss carryforwards. Deferred tax expenses (benefit) result from the net change during the period of deferred tax assets and liabilities.

Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized. Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment.

	(k)	Fair value of financial instruments

The Company's financial instruments consist of cash and cash equivalents/bank indebtedness, receivables, government value added tax receivable, loans receivable, accounts payable and accrued liabilities and loans payable. Unless otherwise noted, it is management's opinion that the Company is not exposed to significant interest, currency or credit risks arising from these financial instruments. The fair value of these financial instruments approximates their carrying values, unless otherwise noted.

	(l)	Stock-based compensation

The Company accounts for share-based compensation under the provisions of Accounting Standards Codificiation (“ASC”) 718, “Compensation-Stock Compensation”. Under the fair value recognition provisions, stock-based compensation expense is measured at the grant date for all stock-based awards to employees and directors and is recognized as an expense over the requisite service period, which is generally the vesting period. The Black-Scholes option valuation model is used to calculate fair value.

The Company accounts for stock compensation arrangements with non-employees in accordance with ASC 718 which require that such equity instruments are recorded at their fair value on the measurement date. The measurement of stock-based compensation is subject to periodic adjustment as the underlying equity instruments vest. Non-employee stock-based compensation charges are amortized over the vesting period on a straight-line basis. For stock options granted to non-employees, the fair value of the stock options is estimated using a Black-Scholes valuation model.

	(m)	Net loss per share

Basic net loss per share is computed by dividing the net loss for the period by the weighted average number of shares of common stock outstanding during the period. Diluted earnings per share takes into consideration shares of common stock outstanding (computed under basic earnings per share) and potentially dilutive shares of common stock. As of September 30, 2010 and 2009, there were no potentially dilutive securities outstanding.

	(n)	Comprehensive income (loss)

The Company has adopted ASC 220-10 formerly of Statement of Financial Accounting Standards (“SFAS”) 130, “Reporting of Comprehensive Income,” which establishes guidelines for the reporting and display of comprehensive loss/and its components in financial statements. Comprehensive income (loss) includes foreign currency translation adjustments.

AQUA SOCIETY, INC.
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
(Expressed in U.S. Dollars)
September 30, 2010
(Unaudited & Unreviewed)

3.	SIGNIFICANT ACCOUNTING POLICIES (continued)

	(o)	Concentration of credit risk

Cash is the only financial instrument that potentially subjects the Company to concentration of credit risk. The Company maintains cash in bank accounts that, at times, may exceed federally insured limits. The Company has not experienced any losses in such accounts and believes it is not exposed to any significant risks on its cash in bank accounts.

	(p)	Recent accounting pronouncements

During the third quarter of 2009, the Company adopted the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification and the Hierarchy of Generally Accepted Accounting Principles in accordance with FASB ASC Topic 105,”Generally Accepted Accounting Principles”(the Codification). The Codification has become the source of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (SEC) under authority of federal securities laws are also sources of authoritative GAAP for SEC registrants. Effective with the Company’s adoption on July 1, 2009, the Codification has superseded all prior non-SEC accounting and reporting standards. All other non- grandfathered non-SEC accounting literature not included in the Codification has become non-authoritative. As the adoption of the Codification only affected how specific references to GAAP literature have been disclosed in the notes to the Company’s financial statements, it did not result in any impact on the Company’s results of operations, financial condition, or cash flows.

In September 2009, the FASB issued authoritative guidance regarding multiple-deliverable revenue arrangements. This guidance addresses how to separate deliverables and how to measure and allocate consideration to one or more units of accounting. Specifically, the guidance requires that consideration be allocated among multiple deliverables based on relative selling prices. The guidance establishes a selling price hierarchy of (1) vendor-specific objective evidence, (2) third-party evidence and (3) estimated selling price. This guidance is effective for annual periods beginning after June 15, 2010 but may be early adopted as of the beginning of an annual period. The Company is currently evaluating the effect that this guidance will have on its financial position and results of operations.

In January 2010, the FASB issued ASU 2010-06, Fair Value Measurements and Disclosures (Topic 820), Improving Disclosures about Fair Value Measurements, amending ASC 820. ASU 2010-06 requires entities to provide new disclosures and clarify existing disclosures relating to fair value measurements. The new disclosures and clarifications of existing disclosures are effective for interim and annual reporting periods beginning after December 15, 2009, except for the disclosures about purchases, sales, issuances, and settlements in Level 3 fair value measurements, which are effective for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years. The Company is currently evaluating the impact of ASU 2010-06, but does not expect its adoption to have a material impact on the Company’s financial position or results of operations.

AQUA SOCIETY, INC.
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
(Expressed in U.S. Dollars)
September 30, 2010
(Unaudited & Unreviewed)

3.	SIGNIFICANT ACCOUNTING POLICIES (continued)

(p) Recent accounting pronouncements (continued)

ASU 2010-09 removes the requirement for an SEC filer to disclose a date relating to its subsequent events in both issued and revised financial statements. ASU 2010-09 also eliminates potential conflicts with the SEC’s literature. Most of ASU 2010-09 is effective upon issuance of the update. The Company adopted ASU 2010- 09 in February 2010, and its adoption did not have a material impact on the Company’s financial reporting and disclosures.

(r) Reclassifications

Certain amounts reported in the prior periods have been reclassified to conform to the current period’s presentation.

4.	LOANS RECEIVABLE

During the year ended September 30, 2010, a loan was granted to an employee for Euro 5,300 (US $7,213). The loan is non-interest bearing, unsecured and due on demand.

During the year ended September 30, 2008, a loan was granted from a third party for Euro 100,000 (US $136,091). At September 30, 2010, the loan principal of Euro 100,000 (US $136,091) and accrued interest receivable totaling Euro 21,903 (US $29,807) were transferred to additional paid-in capital as collectability is uncertain. The loan bore interest at 7.5% per annum, was unsecured and was due on demand. Interest income included in the statement of operations for the years ended September 30, 2010 and 2009 totaled Euro 8,730 (US $11,822) and Euro 7,913 (US $10,709), respectively.

5.	INVESTMENT

UFI-Tech GmbH

By an agreement dated November 30, 2004 and effective December 10, 2004, the Company acquired a 33% interest in UFI-Tech GmbH (“UFI”), a German limited company, for consideration of Euro 25,565 (US $32,476). During the year ended September 30, 2005, the Company wrote down the $32,476 investment and related loans receivable of $67,227 to their net realizable value of $1. During the year ended September 30, 2006, the Company sold 13.1% of their 33% interest (19.9% interest remains) for proceeds of Euro 10,072 (US $12,237) and wrote down an additional loan receivable of $66,094 to its net realizable value of $1. During the year ended September 30, 2007, the Company wrote down the loan receivable to $0.

AQUA SOCIETY, INC.
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
(Expressed in U.S. Dollars)
September 30, 2010
(Unaudited & Unreviewed)

6.	EQUIPMENT AND INTANGIBLES

Equipment

	2010	2009
Office Equipment	$209,541	$188,543
Accumulated depreciation	(131,929)	(106,019)
Net book value	$77,612	$82,524

Intangibles

	2010	2009
Patents and patent rights	$242,954	$259,664
Logo	15,663	-
License fee	544,818	-
	803,435	259,664
Accumulated depreciation	(47,136)	(25,836)
Net book value	$756,299	$233,828

During the year ended September 30, 2010 and 2009, the Company did not amortize intangibles totaling $40,231 and $26,342, respectively, as the patents have not yet been awarded yet and the intangibles have indefinite lives. Capitalized amounts relate to purchase costs and legal, consulting and advisory costs incurred to obtain patents, patent licenses and intellectual property.

AQUA SOCIETY, INC.
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
(Expressed in U.S. Dollars)
September 30, 2010
(Unaudited & Unreviewed)

7.	DEFERRED INCOME TAXES

Income tax benefits attributable to losses from United States of America operations was $Nil for the years ended September 30, 2010 and 2009, and differed from the amounts computed by applying the United States of America federal income tax rate of 34 percent to pretax losses as a result of the following:

	Year Ended	Year Ended
	September 30,	September 30,
	2010	2009
Loss for the period	$(2,874,113)	$(4,507,567)
Computed “expected” tax benefit	(977,199)	(1,532,573)
Non deductible expense –stock-based compensation	735,420	170,000
Foreign tax rate differentials	(10,910)	(221,203)
Change in valuation allowance	252,689	1,583,776
Income tax recovery	$-	$-

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities at September 30, 2010 and 2009, is presented below:

	2010	2009
Deferred tax assets:
Net operating loss carry forwards – US	$834,805	$645,273
Net operating loss carry forwards – Germany	6,139,620	6,076,462
Valuation allowance	(6,974,425)	(6,721,736)
Total deferred tax assets	$-	$-

The valuation allowance for deferred tax assets as of September 30, 2010 and 2009 was $6,974,425 and $6,721,736, respectively. In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible.

The losses in Germany may be carried forward indefinitely and the losses in the United States expire in 2030.

AQUA SOCIETY, INC.
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
(Expressed in U.S. Dollars)
September 30, 2010
(Unaudited & Unreviewed)

8.	LOANS PAYABLE - CURRENT

During the year ended September 30, 2010, a loan was granted from a third party totaling Euro 15,000 (US $20,414). The loan is non-interest bearing, unsecured and due on demand.

During the year ended September 30, 2009, a loan was granted from a third party totaling US $5,000. The loan is non-interest bearing, unsecured and due on demand.

During the year ended September 30, 2009, a loan was granted from a third party totaling Euro 120,000 (US $163,310) of which Euro 45,000 (US $61,241) has been repaid. The loan bears interest at 3% per annum, is unsecured and due on demand. Prior to October 1, 2009, the loan bore interest at 18% per annum. Interest expense included in the statement of operations for the years ended September 30, 2010 and 2009 totaled Euro 3,600 (US $4,881) and Euro 2,555 (US $3,649), respectively.

During the year ended September 30, 2009, a loan was granted from a third party totaling Euro 60,000 (US $81,655). The loan bears interest at 3% per annum, is unsecured and due on demand. Prior to October 1, 2009, the loan bore interest at 18% per annum. Interest expense included in the statement of operations for the years ended September 30, 2010 and 2009 totaled Euro 1,800 (US $2,440) and Euro 2,940 (US $4,200), respectively.

During the year ended September 30, 2008, a loan was granted from a third party totaling Euro 30,000 (US $40,827). During the year ended September 30, 2009, an additional loan of Euro 20,000 (US $27,218) was granted and Euro 17,390 (US $23,666) was repaid. During the year ended September 30, 2010, an additional loan of Euro 15,000 (US $20,414) was granted and Euro 10,000 (US $13,609) was repaid. The loans bear interest at 6.5% per annum, are unsecured and are due on demand. Interest expense included in the statement of operations for the years ended September 30, 2010 and 2009 totaled Euro 2,999 (US $4,068) and Euro 2,160 (US $2,931), respectively.

During the year ended September 30, 2008, a loan was granted from a third party totaling $30,000. The loan is non-interest bearing, unsecured and due on demand.

During the year ended September 30, 2008, a loan was granted from a third party totaling Euro 100,000 (US $136,091) of which Euro 55,000 (US $74,850) has been repaid. At September 30, 2010, the Company recorded a recovery of the loan principal totaling Euro 45,000 (US $61,241) and accrued interest payable totaling Euro 7,258 (US $9,877) as the third party is now insolvent. The loan bore interest at 4.5% per annum, was unsecured and was due on demand. Interest expense included in the statement of operations for the years ended September 30, 2010 and 2009 totaled Euro 2,287 (US $3,099) and Euro 2,452 (US $3,312), respectively.

During the year ended September 30, 2006, a loan was granted from a third party for Euro 500,000 (US $735,944). During the year ended September 30, 2007, additional loans totaling Euro 1,500,000 (US $2,207,830) were granted from the same party. The loans bore interest at 7.5% per annum, were secured by shares of a private company owned by the officers and directors of the Aqua GmbH and were repayable on or before December 31, 2008. At December 31, 2007, the loans totaling Euro 2,000,000 (US $2,943,774) and accrued interest payable totaling Euro 167,106 (US $245,961) were waived and transferred to additional paid-in capital.

AQUA SOCIETY, INC.
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
(Expressed in U.S. Dollars)
September 30, 2010
(Unaudited & Unreviewed)

9.	RELATED PARTY TRANSACTIONS

Loan Receivable

During the year ended September 30, 2010, a loan was granted from GVE GmbH totaling Euro 200,000 (US $272,183). The loan is non-interest bearing, unsecured and is due December 31, 2010. The loan was granted as part of the 15% sale of the capital stock of ENVA GmbH to GVE GmbH (see Note 1).

Accounts Payable and Accrued Liabilities

At September 30, 2010, $271,310 in accounts payable and accrued liabilities owed to director and officers of the Company for management fees was settled by the issuance of 1,505,483 shares of the Company’s common stock.

At September 30, 2010, Euro 250,000 (US $340,229) in accounts payable and accrued liabilities owed to a director and officer of the Company for management fees was settled pursuant to the exercise of options for 5,000,000 shares of the Company’s common stock. At September 30, 2009 included in accounts payable and accrued liabilities is Euro 250,000 (US $364,751) owed to a director and officer of the Company for management fees.

At September 30, 2010 and 2009, included in accounts payable and accrued liabilities is Euro 98,000 (US $133,370) and Euro 98,000 (US $142,982), respectively, owed to former directors and officers of the Company for management fees.

At September 30, 2009 included in accounts payable and accrued liabilities is Euro 4,387 (US $6,400) owed to a managing director of Aqua GmbH for various operating expenses.

At September 30, 2010 and 2009, included in accounts payable and accrued liabilities is Euro 238,000 (US $323,898) and Euro 190,400 (US $277,794), respectively, owed to a director of the Company for development costs.

Amounts due to and from officers and directors are unsecured, non-interest bearing and due on demand.

Loans Payable

During the year ended September 30, 2010, a loan was granted from Ecoenergy GmbH for Euro 400,000 (US $544,366). The loan bears interest at 7.5% per annum, is unsecured and due December 31, 2011. The loan was granted as part of the license agreement between Ecoenergy Gmbh and ENVA GmbH. (see Note 13). Interest expense included in the statement of operations for the year ended September 30, 2010 totaled Euro 6,740 (US $8,689).

During the year ended September 30, 2010, loans were granted from GVE GmbH for Euro 32,099 (US $43,684). The loans bear interest at 4.5% per annum, are unsecured and are due on demand. Interest expense included in the statement of operations for the year ended September 30, 2010 totaled Euro 2,126 (US $2,768).

AQUA SOCIETY, INC.
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
(Expressed in U.S. Dollars)
September 30, 2010
(Unaudited & Unreviewed)

9.	RELATED PARTY TRANSACTIONS (continued)

Loans Payable (continued)

During the year ended September 30, 2008, a loan was granted from a director and officer of the Company for Euro 363,543 (US $494,751) which was offset by loans and accrued interest receivable of Euro 53,855 (US $73,292) from the same individual. During the year ended September 30, 2009, additional loans totaling Euro 451,284 (US $614,159) were granted by the same individual. During the year ended September 30, 2010, additional loans totaling Euro 778,938 (US $1,060,069) were granted by the same individual and/or a Company controlled by this individual of which Euro 261,474 (US $355,844) has been repaid. The loans bore interest at 8% per annum, were unsecured and were due on demand. During the year ended September 30, 2009, loan principal totaling Euro 760,972 (US $1,035,618) and accrued interest payable totaling Euro 21,782 (US $29,643) were waived by the lender. During the year ended September 30, 2010, loan principal totaling Euro 478,565 (US $651,286) and accrued interest payable totaling Euro 43,801 (US $59,609) were waived by the lender. These amounts were not transferred to additional paid-in capital as the amounts can be called back to debt at anytime. Imputed interest has been recorded during the period of forgiveness and posted to additional paid-in capital. Imputed interest for the years ended September 30, 2010 and 2009 totaled Euro 62,620 (US $84,901) and Euro 44,751 (US $61,093), respectively. At September 30, 2010, Euro 745,852 (US $1,015,041) was settled by the issuance of 14,917,043 shares of the Company’s common stock. Interest expense included in the statement of operations for the years ended September 30, 2010 and 2009 totaled Euro 43,812 (US $58,729) and Euro 5,797 (US $7,719), respectively.

During the year ended September 30, 2007, a loan was granted from a former director and officer of the company for Euro 350,000 (US $476,320). The loan bears interest at 4.5% per annum, is unsecured and is due on demand. Interest expense included in the statement of operations for the years ended September 30, 2010 and 2009 totaled Euro 17,602 (US $23,848) and Euro 16,698 (US $22,605), respectively.

Other

Management fees paid to a director and officer of the Company for the years ended September 30, 2010 and 2009 totaled $271,323 and $162,459, respectively. On September 30, 2009, the Company issued 9,000,000 shares of its common stock at Euro 0.05 (US $0.07) per share for management services with an aggregate value of $656,551.

Management fees paid to directors and officers of Aqua GmbH for the years ended September 30, 2010 and 2009 totaled Euro 153,353 (US $205,698) and Euro 226,000 (US $311,316), respectively.

Development costs paid to a Company owned by a director and officer of the Company for the year ended September 30, 2009 totaled Euro 120,000 (US $162,346).

10.	COMMON STOCK

The Company’s articles of incorporation allow it to issue up to 300,000,000 shares of common stock, par value $0.001.

AQUA SOCIETY, INC.
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
(Expressed in U.S. Dollars)
September 30, 2010
(Unaudited & Unreviewed)

11.	STOCK OPTIONS AND WARRANTS

Stock Options

On December 21, 2006, the Company adopted a second stock incentive plan (the “2006 Stock Option Plan”) to provide incentives to employees, directors, officers and permitted consultants. The 2006 Stock Plan provides for the issuance of up to 7,000,000 options with a term to be determined by the plan administer or, if not so established, ten years. The maximum aggregate number of shares that may be optioned under the 2006 Stock Option Plan will be increased effective the first day of each of the Company’s fiscal quarters (“adjustment date”), beginning with the fiscal quarter commencing April 1, 2007 by an amount equal to the lesser of i) 15% of the outstanding shares on the first day of the applicable quarter less a) the number of shares of common stock that may be optioned and sold under the plan prior to the adjustment date and b) the number of shares of common stock that may be optioned and sold under any other stock option plan in effect as of the adjustment date or ii) such lesser number of shares of common stock as may be determined by the Board.

A summary of the stock options outstanding as at September 30, 2010 and changes during the period is presented below:

		Weighted Average
	Shares	Exercise Price
Options outstanding at September 30, 2009	5,378,000	$0.18
Granted	15,450,000	$0.07
Exercised	5,000,000	$0.07
Cancelled	(378,000)	$1.70
Options outstanding at September 30, 2010	15,450,000	$0.07

A summary of stock options outstanding at September 30, 2010, is as follows:

Number	Exercise Price	Expiry Date
15,000,000	Euro 0.05 (US $0.07)	September 29, 2013
450,000	Euro 0.10 (US $0.14)	September 29, 2013

The Company used the Black-Scholes option valuation model to compute the estimated fair value at each of the grant dates.

The Black-Scholes option-pricing model requires the input of highly subjective assumptions including the expected price volatility. Changes in the subjective input assumptions can materially affect the fair value estimate and therefore the Black-Scholes model does not necessarily provide a reliable single measure of the fair value of the Company’s share purchase options.

AQUA SOCIETY, INC.
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
(Expressed in U.S. Dollars)
September 30, 2010
(Unaudited & Unreviewed)

11.	STOCK OPTIONS AND WARRANTS (continued)

Stock Options (continued)

On September 30, 2009 the Company used the Black-Scholes option pricing model to compute estimated fair value, based on the following assumptions:

Risk-free interest rate	1.44%
Dividend yield rate	0.00%
Price volatility	185.48%
Weighted average expected life of options	3 years
Weighted average fair value	$0.10

On September 30, 2010 the Company used the Black-Scholes option pricing model to compute estimated fair value, based on the following assumptions:

Risk-free interest rate	0.64%
Dividend yield rate	0.00%
Price volatility	214.23%
Weighted average expected life of options	3 years
Weighted average fair value	$0.14

The Company recognized stock-based compensation of $2,163,000 and $500,000 during the years ended September 30, 2010 and 2009, respectively.

Warrants
		Weighted Average
	Shares	Exercise Price
Warrants outstanding at September 30, 2009	2,777,770	$0.31
Granted	-	-
Expired	(2,770,770)	$0.31
Warrants outstanding at September 30, 2010	-	$0.00

AQUA SOCIETY, INC.
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
(Expressed in U.S. Dollars)
September 30, 2010
(Unaudited & Unreviewed)

12.	LICENSE AGREEMENT

On June 10, 2010, ENVA GmbH entered into a license agreement (the “License Agreement”) with Ecoenergy Patent GmbH (“Ecoenergy GmbH”), a German limited liability company, whereby Ecoenergy Patent GmbH granted ENVA the rights of use to patents and patent applications in the following technical areas:

	(a)	energy production from the waste heat of combined heat and power plants (CHPs);

	(b)	energy production from the waste heat of industrial thermal processes;

	(c)	energy production from the heat contained in used air and effluent water flows.

In consideration of the grant of the license, ENVA has agreed to pay the following:

	(a)	a transaction fee of Euro 400,000 (US $544,366). The transaction fee bears interest at 7.5% per annum beginning July 10, 2010, is unsecured and is due December 31, 2011;

(b)

a license fee of three percent (3%) of its net turnover (excluding VAT) up to Euro 20,000,000 (US $27,218,291) and two percent of its net turnover (excluding VAT) on amounts over Euro 20,000,000 (US $27,218,291).

The term of the license is for a period of fifteen years.

ENVA must achieve the following minimum annual turnover volumes: (i) 2010 -$0, (ii) 2011 -Euro 1,500,000 (US $2,041,372), (iii) 2012 –Euro 3,000,000 (US $4,082,744), (iv) 2013 –Euro (US $8,165,487), (v) 2014 and on –Euro 10,000,000 (US $13,609,145) to avoid the granting of additional licenses by Ecoenergy GmbH to third parties. If the minimum annual turnover is not achieved in two consecutive years, Ecoenergy GmbH may terminate the License Agreement without notice.

13.	COMMITMENTS

On September 30, 2004, Aqua GmbH entered into a management consulting contract effective October 1, 2004 to pay Euro 15,000 (US $20,414) per month to a managing director of GmbH for development, production and quality assurance services. The managing director of Aqua GmbH is also a director of the Company. This contract is for an unlimited term but may be terminated by either party with six months advance notice.

On October 1, 2004, the Company entered into a consulting agreement to pay $2,000 per month to a consultant of the Company. The agreement is effective for a term of 5 years. The Company granted 500,000 stock options upon signing of the agreement of which 122,000 have been exercised to date. The exercise price of the stock options was $1.70 per common share and the remaining options expired on October 15, 2009.

On November 10, 2004, Aqua GmbH entered into a management consulting contract to pay Euro 500 (US $680) per press release to a former managing director of Aqua GmbH. This contract is for an unlimited term but may be terminated by either party with one month advance notice.

AQUA SOCIETY, INC.
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
(Expressed in U.S. Dollars)
September 30, 2010
(Unaudited & Unreviewed)

13.	COMMITMENTS (continued)

On January 1, 2005, the Company entered into a management consulting contract to pay Euro 5,520 (US $7,512) per month for marketing, sales and distribution services. Effective November 10, 2006, the contract was amended and the payment was decreased to Euro 3,750 (US $5,103) per month with additional payments of Euro 10,000 (US $13,609) and Euro 5,000 (US $6,805) in November and December 2006 respectively. The contract is for an unlimited term but may be terminated by either party with three months advance notice.

On August 1, 2005, Aqua GmbH entered into a management consulting agreement to pay Euro 3,900 (US $4,760) per month for administration services for the research and development department. The contract is for an unlimited term and may be terminated by either party by giving six months advance notice. The contract was terminated effective January 31, 2009.

On December 12, 2005, Aqua GmbH entered into a management consulting contract effective January 1, 2006 to pay Euro 20,000 (US $27,218) per month to March 31, 2006 and Euro 25,000 (US $34,023) per month to December 31, 2006 for technical services. Effective September 18, 2006, the contract was amended and the payment was decreased to Euro 10,000 (US $13,609) per month and extended to June 30, 2007. Aqua GmbH continued to pay the management consulting contract on a month-to-month basis after June 30, 2007. The contract also specifies a payment of Euro 100,000 (US $13,609) if Aqua GmbH is awarded a government grant of Euro 250,000 (US $340,229) and 25% of any future government grants. The management consulting contract is with a company owned by a director of the Company. The contract was terminated effective September 30, 2009.

On August 30, 2007, the Company entered into a consultancy agreement to pay Euro 10,000 (US $13,609) per month for management services. The contract is for an unlimited term and may be terminated by either party by giving one month’s notice. The contract was terminated effective September 30, 2009.

On September 1, 2009, the Company entered into a consulting agreement to pay $9,000 per month effective October 1, 2009 for management services. Effective October 1, 2010, the contract was amended and the payment was increased to Euro 10,000 (US $13,609) per month. The contract also specifies an annual bonus equal to 2% of the amount, if any, by which the Company’s audited net income before taxes at year-end beginning with the fiscal year ended September 30, 2010, exceeds $1,000,000. The contract also specifies the annual grant of options to purchase 200,000 shares of the Company’s common stock beginning with the fiscal year ended September 30, 2010. The contract is for an unlimited term but may be terminated by either party with three months written notice.

On October 1, 2009, the Company entered into a consulting agreement to pay Euro 10,000 (US $13,609) per month for management services. The contract also specifies an annual bonus equal to 3% of the amount, if any, by which the Company’s audited net income before taxes at year-end beginning with the fiscal year ended September 30, 2010, exceeds $1,000,000. The contract also specifies the annual grant of options to purchase 250,000 shares of the Company’s common stock beginning with the fiscal year ended September 30, 2010. The contract is for an unlimited term but may be terminated by either party with three months written notice.

AQUA SOCIETY, INC.
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
(Expressed in U.S. Dollars)
September 30, 2010
(Unaudited & Unreviewed)

14.	SEGMENT INFORMATION

Geographic Information

The Company operates in two reportable operating segments, being the design, development and sale of technologies and equipment for application, and providing related consulting services, in the areas of refrigeration, water purification and water waste management.

	Germany	United States	Total
Year ended September 30, 2010
Revenue	$(961,100)	$-	$(961,100)
Net loss	$783,439	$2,702,446	$3,503,885
Current assets	$408,581	$5,293	$413,874
Long-term assets	$833,912	$-	$833,912
Total assets	$1,242,493	$5,293	$1,247,786
Year ended September 30, 2009
Revenue	$(173,383)	$-	$(173,383)
Net loss	$2,351,5 86	$1,392,034	$3,743,620
Current assets	$384,119	$-	$384,119
Long-term assets	$316,353	$-	$316,353
Total assets	$700,472	$-	$700,472

Sales and Cost of Goods Sold

	Year Ended	Year Ended
	September 30,	September 30,
	2010	2009
Sales
Equipment	$961,100	$173,383
Cost of goods sold
Equipment	338,245	157,816
	$622,855	$15,567

AQUA SOCIETY, INC.
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
(Expressed in U.S. Dollars)
September 30, 2010
(Unaudited & Unreviewed)

15.	ECONOMIC DEPENDENCE AND FINANCIAL INSTRUMENTS RISK

Economic dependence

During the periods ended certain individual customers each provided more than 10% of total revenues as follows:

	Year ended	Year ended
	September 30,	September 30,
	2010	2009
Number of customers over 10%	3	2

Credit risk

The Company provides credit to its clients in the normal course of operations. It carries out, on a continuing basis, credit checks on its clients and maintains provisions for contingent credit losses. For other debts, the Company estimates, on a continuing basis, the probable losses, and provides a provision for losses based on the estimated realizable value. As at the period-ends, certain individual customers each represented more than 10% of total accounts receivables as follows:

	Year ended	Year ended
	September 30,	September 30,
	2010	2009
Number of customers over 10%	1	4

Foreign currency risk

The Company is exposed to fluctuations in foreign currencies through its operations in the United States and Germany. The Company monitors this exposure, but had no hedge positions at the year-ends.

AQUA SOCIETY, INC.
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
(Expressed in U.S. Dollars)
September 30, 2010
(Unaudited & Unreviewed)

16.	SUPPLEMENTAL DISCLOSURE WITH RESPECT TO CASH FLOWS
	Year ended	Year ended
	September 30,	September 30,
	2010	2009
Cash paid for:
Interest	$13,249	$11,129
Income taxes	$-	$-

Non-cash Transactions

Investing and financing activities that do not have an impact on current cash flows are excluded from the statement of cash flows.

During the year ended September 30, 2010, $271,310 in accounts payable was settled by the issuance of 1,505,483 shares of the Company’s common stock.

During the year ended September 30, 2010, $340,229 in accounts payable was settled by the exercise of stock options for 5,000,000 shares of the Company’s common stock.

During the year ended September 30, 2010, loan and accrued interest payable totaling Euro 522,366 (US $710,895) were waived. This amount was not transferred to additional paid-in capital as the amount can be called back to debt at anytime. Imputed interest has been recorded during the period of forgiveness and posted to additional paid-in capital. Imputed interest for the years ended September 30, 2010 totaled Euro 62,620 (US $84,901).

During the year ended September 30, 2010, loans payable totaling Euro 745,852 (US $1,065,261) was settled by the issuance of 14,917,043 shares of the Company’s common stock.

During the year ended September 30, 2010, loan and accrued interest receivable of Euro 121,903 (US $165,899) were transferred to additional paid-in capital as collectability is uncertain.

During the year ended September 30, 2009, loans and accrued interest payable totaling Euro 782,754 (US $1,065,261) were waived. This amount was not transferred to additional paid-in capital as the amount can be called back to debt at anytime. Imputed interest has been recorded during the period of forgiveness and posted to additional paid-in capital. Imputed interest for the year ended September 30, 2009 totaled Euro 44,751 (US $61,093) (see Note 9).

EXHIBIT B
to the
Disclosure Statement of Aqua Society, Inc.
Dated September 26, 2011

1.	Unaudited Consolidated Balance Sheets as of September 30, 2008 and 2007;

2.	Unaudited Consolidated Statements of Operations for the years ended September 30, 2008 and 2007;

3.	Unaudited Consolidated Statements of Cash Flows for the years ended September 30, 2008 and 2007;

4.	Unaudited Consolidated Statement of Stockholders’ Equity (Deficiency) for the period from inception on May 13, 2004 through September 30, 2008; and

5.	Notes to Unaudited Consolidated Financial Statements.

AQUA SOCIETY, INC.

CONSOLIDATED FINANCIAL STATEMENTS

(Expressed in U.S. Dollars)

September 30, 2008 and 2007
(Unaudited & Unreviewed)

AQUA SOCIETY, INC.
CONSOLIDATED BALANCE SHEETS
(Expressed in U.S. Dollars)
(Unaudited & Unreviewed)

	September 30,	September 30,
	2008	2007

ASSETS

Current Assets
Cash and cash equivalents	$-	$263,744
Accounts receivable	42,901	23,738
Government value added tax receivable	185,739	179,098
Loans receivable (Note 4 and 9)	152,044	-
Deferred tax asset, less valuation allowance of $5,137,960 (2007 -$4,132,076) (Note 7)	-	-
Total Current Assets	380,684	466,580

Investments (Note 5)	1	1
Patents & patent rights (Note 6)	239,896	242,349
Equipment (Note 6)	95,529	69,587

Total Assets	$716,110	$778,517

LIABILITIES AND STOCKHOLDERS’ DEFICIT

Current Liabilities
Bank indebtedness	$970	$-
Accounts payable and accrued liabilities (Note 9)	1,430,289	516,075
Loans Payable (Note 8 and 9)	1,144,073	3,538,674
Total Current Liabilities	2,575,332	4,054,749

Commitments and Contractual Obligations (Note 12)

Stockholders’ Deficit
Common stock (Note 10)
Authorized 300,000,000 common shares, par value $0.001 Issued and outstanding September 30, 2008 -120,956,093 September 30, 2007 -118,178,323	120,957	118,179
Additional paid-in capital	36,252,295	32,332,630
Accumulated other comprehensive loss:
Foreign currency cumulative translation adjustment	(874,345)	(870,730)
Deficit	(37,358,129)	(34,856,311)

Total Stockholders’ Deficit	(1,859,222)	(3,276,232)

Total Liabilities and Stockholders’ Deficit	$716,110	$778,517

The accompanying notes are an integral part of these consolidated financial statements.

F-2

AQUA SOCIETY, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS
(Expressed in U.S. Dollars)
(Unaudited & Unreviewed)

	Year	Year
	Ended	Ended
	September 30,	September 30,
	2008	2007

SALES	$257,790	$147,446
COST OF GOODS SOLD	(249,126)	(73,393)

	8,664	74,053

EXPENSES
Accounting and audit fees	171,858	231,029
Advertising and promotion	128,210	48,782
Amortization	60,226	19,176
Bad debts	4,120	31,958
Bank charges and interest	607	954
Consulting fees	163,960	118,962
Development costs	277,301	509,055
Filing fees	408	4,029
Foreign exchange loss (gain)	16,144	(290,924)
Legal fees	247,780	269,334
Management fees	451,613	495,900
Office and miscellaneous	184,179	158,538
Rent	118,197	116,915
Salaries and benefits	540,241	489,980
Stock-based compensation	-	1,726,973
Transfer agent	1,596	1,653
Travel	40,012	88,057

	(2,406,452)	(4,020,371)

LOSS BEFORE OTHER ITEMS AND INCOME TAXES	(2,397,788)	(3,946,318)

Interest expense	(115,148)	(218,915)
Writedown of inventory	-	(312,668)
Writedown of investment and loan receivable (Note 4)	-	(2)
Loss on disposal of equipment	-	(1,152)
Interest income	11,118	747

LOSS BEFORE INCOME TAXES	(2,501,818)	(4,478,308)

Provision for income taxes	-	-

NET LOSS	(2,501,818)	(4,478,308)

OTHER COMPREHENSIVE LOSS

Foreign currency translation adjustment	(3,615)	(720,362)

COMPREHENSIVE LOSS	$(2,505,433)	$(5,198,670)

BASIC AND DILUTED NET LOSS PER SHARE	$(0.02)	$(0.04)

WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING	119,769,965	118,178,323

The accompanying notes are an integral part of these consolidated financial statements.

F-3

AQUA SOCIETY, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(Expressed in U.S. Dollars)
(Unaudited & Unreviewed)

	Year	Year
	Ended	Ended
	September 30,	September 30,
	2008	2007

CASH FLOWS FROM OPERATING ACTIVITIES
Net loss for the period	$(2,501,818)	$(4,478,308)
Adjustments to reconcile net income to cash used in operating activities:
Amortization	60,226	19,176
Stock-based compensation	-	1,726,973
Writedown of inventory	-	312,668
Writedown of investment and loan receivable	-	2
Loss on disposal of equipment	-	1,152
Change in operating assets and liabilities:
Decrease (increase) in receivables	(19,601)	127,755
Decrease (increase) in government value added tax receivable	(4,509)	61,413
Increase in inventory	-	18,653
Increase (decrease) in accounts payable and accrued liabilities	942,552	(53,525)
Increase in accrued interest payable	107,651	215,890
Increase in accrued interest receivable	(10,442)	-

Net cash used in operating activities	(1,425,941)	(2,048,151)

CASH FLOWS FROM INVESTING ACTIVITIES
Acquisition of patents	(7,833)	(23,392)
Acquisition of capital assets	(73,282)	(16,412)
Increase in loans receivable	(228,458)	-

Net cash used in investing activities	(309,573)	(39,804)

CASH FLOWS FROM FINANCING ACTIVITIES
Bank indebtedness	970	-
Issuance of capital stock for cash	732,708	-
Proceeds from loans payable	688,443	2,459,060

Net cash provided by financing activities	1,422,121	2,459,060

EFFECT OF FOREIGN CURRENCY TRANSLATION ON CASH DURING THE PERIOD	125,961	(294,793)

NET INCREASE (DECREASE) IN CASH	(187,432)	76,312

CASH, BEGINNING OF PERIOD	187,432	187,432

CASH, END OF PERIOD	$-	$263,744

Supplemental Disclosure with Respect to Cash Flows (Note 15)

The accompanying notes are an integral part of these consolidated financial statements.

F-4

AQUA SOCIETY, INC.
CONSOLIDATED STATEMENT OF STOCKHOLDERS’ EQUITY (DEFICIT)
(Expressed in U.S. Dollars)
(Unaudited & Unreviewed)

	Common Stock					Accumulated
			Additional	Special Warrants		Other
			Paid-			Comprehensive	Accumulated
	Number	Par Value	in Capital	Number	Amount	Loss	Deficit	Total

Sale of common stock for cash	1	$31,042	$-	$-	$-	$-	$-	$31,042

Contribution of assets			25,056					25,056

Pursuant to acquisition of Aqua GmbH	10,000,000	10,000		34,000,000	34,000			44,000

Exchange of shares	(1)	(31,042)						(31,042)

Outstanding shares of Company prior to acquisition	69,908,000	69,908					(194,748)	(124,840)

Foreign currency translation adjustment						(997)		(997)

Net loss							(67,448)	(67,448)

Balance, September 30, 2004	79,908,000	79,908	25,056	34,000,000	34,000	(997)	(262,196)	(124,229)

Sale of common stock for cash at $2.40 per unit, October 18, 2004	416,666	417	999,583					1,000,000

Sale of common stock for cash at $2.40 per unit, June 10, 2005	1,232,322	1,233	2,438,766					2,439,999

Pursuant to exercise of options at $1.70 per share	215,000	215	365,285					365,500

Conversion of special warrants	34,000,000	34,000		(34,000,000)	(34,000)			-

Stock-based compensation			22,480,000					22,480,000

Foreign currency translation adjustment						89,594		89,594

Net loss							(25,787,558)	(25,787,558)

Balance, September 30, 2005	115,771,988	115,773	26,308,690	-	-	88,597	(26,049,754)	463,306

The accompanying notes are an integral part of these consolidated financial statements

F-5

AQUA SOCIETY, INC.
CONSOLIDATED STATEMENT OF STOCKHOLDERS’ EQUITY (DEFICIT)
(Expressed in U.S. Dollars)
(Unaudited & Unreviewed)

	Common Stock					Accumulated
			Additional	Special Warrants		Other
			Paid-			Comprehensive	Accumulated
	Number	Par Value	in Capital	Number	Amount	Loss	Deficit	Total

Sale of common stock for cash at $1.04 per unit, February 10, 2006	1,160,960	1,161	1,206,237					1,207,398

Sale of common stock for cash at $0.88 per unit, June 8, 2006	1,245,375	1,245	1,094,685					1,095,930

Foreign currency translation adjustment						(238,965)		(238,965)

Net loss							(4,328,249)	(4,328,249)

Balance, September 30, 2006	118,178,323	118,179	28,609,612	-	-	(150,368)	(30,378,003)	(1,800,580)

Forgiveness of loans (Note 8 and 9)			1,996,045					1,996,045

Stock-based compensation			1,726,973					1,726,973

Foreign currency translation adjustment						(720,362)		(720,362)

Net loss							(4,478,308)	(4,478,308)

Balance, September 30, 2007	118,178,323	118,179	32,332,630	-	-	(870,730)	(34,856,311)	(3,276,232)

Forgiveness of loans (Note 8)			3,189,735					3,189,735

Sale of common stock for cash at Euro 0.22 (US $0.35) per unit, January 25, 2008	2,777,7770	2,778	729,930					732,708

Foreign currency translation adjustment						(3,615)		(3,615)

Net loss							(2,501,818)	(2,501,818)

Balance, September 30, 2008	120,956,093	$120,957	$36,252,295	$-	$-	$(874,345)	$(37,358.129)	$(1,859,222)

The accompanying notes are an integral part of these consolidated financial statements.

F-6

AQUA SOCIETY, INC.
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
(Expressed in U.S. Dollars)
September 30, 2008
(Unaudited & Unreviewed)

1.	HISTORY AND ORGANIZATION OF THE COMPANY

Aqua Society, Inc. (formerly V G Tech, Inc.) (the “Company”) was incorporated on March 2, 2000, under the laws of the State of Nevada. Effective September 22, 2004, the Company acquired 100% of the issued and outstanding stock of Aqua Society GmbH (“ Aqua GmbH”), a German limited liability company, that is in the business of designing and developing technologies for application, and providing related consulting services, in the areas of heating, ventilation, air conditioning, refrigeration, water purification, waste water management and energy.

Effective December 27, 2004, the Company changed its name to Aqua Society, Inc from VG Tech, Inc.

The consolidated financial statements of the Company include the accounts of the Company and Aqua GmbH. All inter-company balances have been eliminated on consolidation.

2.	GOING CONCERN

These consolidated financial statements have been prepared with the on-going assumption that the Company will be able to realize its assets and discharge its liabilities in the normal course of business. However, certain conditions noted below raise substantial doubt about the Company’s ability to continue as a going concern. These financial statements do not include any adjustments to the amounts and classifications of assets and liabilities that might be necessary should the Company be unable to continue as a going concern.

The operations of the Company have primarily been funded by the sale of common stock and loans received. Continued operations of the Company are dependent on the Company’s ability to complete equity financings, obtain additional loans or generate profitable operations in the future. Management’s plan in this regard is to secure additional funds through future equity financings and loans payable. Such financings or loans payable may not be available or may not be available on reasonable terms to the Company.

F-7

AQUA SOCIETY, INC.
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
(Expressed in U.S. Dollars)
September 30, 2008
(Unaudited & Unreviewed)

3.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements of the Company have been prepared in conformity with generally accepted accounting principles in the United States of America and are stated in U.S. dollars. The significant accounting policies adopted by the Company are as follows:

	(a)	Use of estimates

The preparation of financial statements in conformity with generally accepted accounting principles in the United States requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from these estimates.

	(b)	Foreign currency translation

The functional currency of the Company is the U.S. dollar. The Company’s subsidiary, Aqua GmbH, uses the Euro as its functional currency. Accordingly, monetary assets and liabilities denominated in a foreign currency are translated at the exchange rate in effect at the balance sheet date while non-monetary assets and liabilities are translated at historical rates. Revenue and expense items denominated in a foreign currency are translated at exchange rates prevailing when such items are recognized in the statement of operations. Exchange gains and losses arising on translation of foreign currency items are included in the statement of operations.

The Company follows the current rate method of translation to U.S. dollars with respect to its foreign subsidiary. Accordingly, assets and liabilities are translated into U.S. dollars at the year-end exchange rates while revenue and expenses are translated at the average exchange rates during the year. Related exchange gains and losses are included in a separate component of stockholders’ equity as accumulated other comprehensive income.

	(c)	Cash and cash equivalents

The Company considers cash held at banks and all highly liquid investments with original maturities of three months or less to be cash and cash equivalents.

	(d)	Receivables

Receivables consist of receivables from customers. The Company provides an allowance for doubtful accounts through periodic evaluations of the aging of its accounts receivable.

F-8

AQUA SOCIETY, INC.
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
(Expressed in U.S. Dollars)
September 30, 2008
(Unaudited & Unreviewed)

3.	SIGNIFICANT ACCOUNTING POLICIES (continued)

	(e)	Investments

The Company accounts for investments in companies subject to significant influence (generally those companies in which interests ranging from 20% to 50% are held) on the equity basis. Investments in companies that the Company is unable to significantly influence are carried at cost.

When there has been a loss in value of the investment, the investment is written down to recognize the loss.

Investments in which the Company holds a 51% or greater interest are consolidated, unless control does not exist due to the Company’s inability to determine the investees strategic operating, financing and investing policies.

	(f)	Patents

Patents and patent applications are recorded at cost. Amortization is calculated using the straight-line method over the useful lives of the patents, estimated to be 20 years. Amortization is recorded upon the patents being awarded.

	(g)	Equipment

Equipment is recorded at cost. Amortization is calculated using the straight-line method over the useful lives of the assets. Maintenance and repairs are expensed as incurred while betterments or renewals are capitalized.

The Company provides for amortization over the estimated life of each asset on a straight-line basis over the following periods:

Office equipment	2, 4 and 10 years
Leasehold improvements	4 years

(h)          Accounting for the impairment of long-lived assets and long-lived assets to be disposed of

The Company reviews all lo ng-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to future net cash flows expected to be generated by the asset. If such assets are considered to be impaired, the impairment recognized is measured by the amount by which the carrying amount of the assets exceeds the fair value of the assets. Assets to be disposed of are reported at the lower of the carrying amount or fair value less costs to sell.

(i)          Revenue recognition

The Company recognizes revenue from the sale of their products when the following criteria are met: persuasive evidence of an agreement exists, shipment has occurred, the price to the buyer is fixed and determinable and collectability is reasonably assured. Shipping and handling charges billed to customers are included in net revenue, and the related shipping and handling costs are included in cost of goods sold. The Company recognizes consulting revenue when the consulting service is provided.

F-9

AQUA SOCIETY, INC.
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
(Expressed in U.S. Dollars)
September 30, 2008
(Unaudited & Unreviewed)

3.	SIGNIFICANT ACCOUNTING POLICIES (continued)

	(j)	Income taxes

A deferred tax asset or liability is recorded for all temporary differences between financial and tax reporting and net operating loss carryforwards. Deferred tax expenses (benefit) result from the net change during the period of deferred tax assets and liabilities.

Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized. Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment.

	(k)	Fair value of financial instruments

The Company's financial instruments consist of cash and cash equivalents/bank indebtedness, receivables, government value added tax receivable, loans receivable, accounts payable and accrued liabilities and loans payable. Unless otherwise noted, it is management's opinion that the Company is not exposed to significant interest, currency or credit risks arising from these financial instruments. The fair value of these financial instruments approximates their carrying values, unless otherwise noted.

	(l)	Stock-based compensation

Effective February 1, 2006, the Company accounts for stock-based compensation issued to employees in accordance with the provisions of Statement of Financial Accounting Standards (“SFAS”) 123R, “Share- Based Payment.” which superseded Accounting Principles Board (“APB”) Opinion 25, “Accounting for Stock Issued to Employees.”

The Company accounts for stock-based compensation issued to non-employees in accordance with the provisions of SFAS 123, “Accounting for Stock-Based Compensation,” and the consensus in Emerging Issues Task Force (“EITF”) No. 96-18, “Accounting for Equity Instruments that are Issued to Other Than Employees for Acquiring or in Conjunction with Selling, Goods or Services.”

	(m)	Net loss per share

Basic net loss per share is computed by dividing the net loss for the period by the weighted average number of shares of common stock outstanding during the period. Diluted earnings per share takes into consideration shares of common stock outstanding (computed under basic earnings per share) and potentially dilutive shares of common stock. As of September 30, 2008 and 2007, there were no potentially dilutive securities outstanding.

	(n)	Comprehensive income (loss)

The Company has adopted SFAS 130, “Reporting of Comprehensive Income,” which establishes guidelines for the reporting and display of comprehensive income (loss) and its components in financial statements. Comprehensive income (loss) includes foreign currency translation adjustments.

F-10

AQUA SOCIETY, INC.
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
(Expressed in U.S. Dollars)
September 30, 2008
(Unaudited & Unreviewed)

3.	SIGNIFICANT ACCOUNTING POLICIES (continued)

	(o)	Concentration of credit risk

Cash is the only financial instrument that potentially subjects the Company to concentration of credit risk. The Company maintains cash in bank accounts that, at times, may exceed federally insured limits. The Company has not experienced any losses in such accounts and believes it is not exposed to any significant risks on its cash in bank accounts.

	(p)	Recent accounting pronouncements

In September 2006, the Financial Accounting Standards Board (“FASB”) issued SFAS 157, “Fair Value Measurements”. SFAS 157 establishes a framework for measuring the fair value of assets and liabilities. This framework is intended to provide increased consistency in how fair value determinations are made under various existing accounting standards which permit, or in some cases require, estimates of fair market value. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. Earlier application is encouraged, provided that the reporting entity has not yet issued financial statements for that fiscal year, including any financial statements for an interim period within that fiscal year. FASB Staff Position (“FSP”) 157-2 delayed the effective date of SFAS 157 until fiscal years beginning after November 15, 2008, and interim periods within those fiscal years, for all nonfinancial assets and nonfinancial liabilities, except for items that are recognized or disclosed at fair value in the financial statements on a recurring basis (at least annually). The Company adopted SFAS 157 on January 1, 2008, and utilized the one year deferral for nonfinancial assets and nonfinancial liabilities that was granted by FSP 157-2. The adoption of SFAS 157 did not have a material impact on the Company’s consolidated financial statements.

In February 2007, the FASB issued SFAS 159, “The Fair Value Option for Financial Assets and Financial Liabilities – Including an Amendment of FASB Statement No. 115”. This statement permits entities to choose to measure many financial instruments and certain other items at fair value. Most of the provisions of SFAS 159 apply only to entities that elect the fair value option. However, the amendment to SFAS 115 “Accounting for Certain Investments in Debt and Equity Securities” applies to all entities with available-for-sale and trading securities. SFAS 59 is effective as of the beginning of an entity’s first fiscal year that begins after November 15, 2007. Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provision of SFAS 157, “Fair Value Measurements”. The adoption of SFAS 159 did not have a material impact on the Company’s consolidated financial statements.

In December 2007, the FASB issued SFAS 141(R), Business Combinations (revised—2007). SFAS 141(R) is a revision to previously existing guidance on accounting for business combinations. The statement retains the fundamental concept of the purchase method of accounting, and introduces new requirements for the recognition and measurement of assets acquired, liabilities assumed and noncontrolling interests. SFAS 141(R) also requires acquisition-related transaction and restructuring costs to be expensed rather than treated as part of the cost of the acquisition. SFAS 141(R) applies prospectively to business combinations for which the acquisition date is on or after the beginning of the first annual reporting period beginning on or after December 15, 2008. The Company is currently evaluating the impact this statement will have on its financial position and results of operations and does not expect this statement to have a material impact on its financial position and results of operations.

F-11

AQUA SOCIETY, INC.
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
(Expressed in U.S. Dollars)
September 30, 2008
(Unaudited & Unreviewed)

4.	SIGNIFICANT ACCOUNTING POLICIES (continued)

(p) Recent accounting pronouncements (continued)

In December 2007, the FASB issued SFAS 160, Noncontrolling Interests in Consolidated Financial Statements. The Statement requires that noncontrolling interests be reported as stockholders equity, a change that will affect the Company's financial statement presentation of minority interests in its consolidated subsidiaries. The Statement also establishes a single method of accounting for changes in a parent's ownership interest in a subsidiary as long as that ownership change does not result in deconsolidation. The statement is effective for fiscal years beginning after December 15, 2008. The Company is currently evaluating the impact of SFAS 160 and does not expect this statement to have a material impact on its financial position and results of operations.

In March 2008, the FASB issued SFAS 161, “Disclosures about Derivative Instruments and Hedging Activities”. SFAS 161 changes the disclosure requirements for derivative instruments and hedging activities by requiring enhanced disclosures about how and why an entity uses derivative instruments, how derivative instruments and related hedged items are accounted for under SFAS 133, and how derivative instruments and related hedged items affect an entity’s operating results, financial position, and cash flows. SFAS 161 is effective for fiscal years beginning after November 15, 2008. Earlier adoption is permitted. The Company is currently reviewing the provisions of SFAS 161 and has not yet adopted the statement. However, as the provisions of SFAS 161 are only related to disclosure of derivative and hedging activities, the Company does not believe the adoption of SFAS 161 will have a material impact on its consolidated operating results, financial position, or cash flows.

(q) Reclassifications

Certain amounts reported in the prior periods have been reclassified to conform to the current period’s presentation.

F-12

AQUA SOCIETY, INC.
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
(Expressed in U.S. Dollars)
September 30, 2008
(Unaudited & Unreviewed)

4.	LOAN RECEIVABLE

During the year ended September 30, 2008, a loan was granted from a third party for Euro 100,000 (US $144,446). The loan bears interest at 7.5% per annum, is unsecured and is due on demand. Interest income included in the statement of operations for the year ended September 30, 2008 totaled Euro 5,260 (US $8,010).

5.	INVESTMENTS

UFI-Tech GmbH

By an agreement dated November 30, 2004 and effective December 10, 2004, the Company acquired a 33% interest in UFI-Tech GmbH (“UFI”), a German limited company, for consideration of Euro 25,565 (US $32,476). During the year ended September 30, 2005, the Company wrote down the $32,476 investment and related loans receivable of $67,227 to their net realizable value of $1. During the year ended September 30, 2006, the Company sold 13.1% of their 33% interest (19.9% interest remains) for proceeds of Euro 10,072 (US $12,237) and wrote down an additional loan receivable of $66,094 to its net realizable value of $1. During the year ended September 30, 2007, the Company wrote down the loan receivable to $0.

TMR GmbH

By an agreement dated February 18, 2006, the Company acquired a 51% interest in TMR GmbH (“TMR”), a German limited company, for consideration of Euro 12,750 (US $15,999). TMR is involved in the development, installation, distribution and management of renewable resources. At the date of acquisition, TMR had no business, assets or liabilities. During the year ended September 30, 2006, the Company wrote down its investment by Euro 12,749 (US $15,674) to its net realizable value of $1. During the year ended September 30, 2007, the Company disposed of its interest in TMR for $1.

F-13

AQUA SOCIETY, INC.
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
(Expressed in U.S. Dollars)
September 30, 2008
(Unaudited & Unreviewed)

6.	EQUIPMENT AND PATENTS Equipment

	2008	2007
Office Equipment	$170,939	$123,631
Accumulated depreciation	(75,410)	(54,044)
Net book value	$95,529	$69,587

During the year ended September 30, 2007, the Company reallocated the net book value of leasehold improvements totaling $22,370 to development costs.

Patents and patent rights

	2008	2007
Patents	$253,730	$242,606
Accumulated depreciation	(13,834)	(257)
Net book value	$239,896	$242,349

During the years ended September 30, 2008 and 2007, the Company did not amortize patents totaling $26,090 and $240,477, respectively, as the patents have not yet been awarded yet. Capitalized amounts relate solely to legal and advisory costs incurred to obtain patents and patent rights.

F-14

AQUA SOCIETY, INC.
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
(Expressed in U.S. Dollars)
September 30, 2008
(Unaudited & Unreviewed)

7.	DEFERRED INCOME TAXES

Income tax benefits attributable to losses from United States of America operations was $Nil for the years ended September 30, 2008 and 2007, and differed from the amounts computed by applying the United States of America federal income tax rate of 34 percent to pretax losses as a result of the following:

	Year Ended	Year Ended
	September 30,	September 30,
	2008	2007

Loss for the period	$(2,501,818)	$(4,478,308)

Computed “expected” tax benefit	(850,618)	(1,522,625)
Non deductible expense –stock-based compensation	-	587,171
Foreign tax rate differentials	(155,266)	(177,034)
Change in valuation allowance	1,005,884	1,112,488

Income tax recovery	$-	$-

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities at September 30, 2008 and 2007, is presented below:

	2008	2007
Deferred tax assets:
Net operating loss carry forwards – US	$341,982	$234,893
Net operating loss carry forwards – Germany	4,795,978	3,897,183
Valuation allowance	(5,137,960)	(4,132,076)
Total deferred tax assets	$-	$-

The valuation allowance for deferred tax assets as of September 30, 2008 and 2007 was $5,137,960 and $4,132,076, respectively. In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible.

The losses in Germany may be carried forward indefinitely and the losses in the United States expire in 2028.

F-15

AQUA SOCIETY, INC.
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
(Expressed in U.S. Dollars)
September 30, 2008
(Unaudited & Unreviewed)

8.	LOANS PAYABLE - CURRENT

During the year ended September 30, 2008, a loan was granted from a third party totaling Euro 30,000 (US $43,334). The loan bears interest at 6.5% per annum, is unsecured and is due on demand. Interest expense included in the statement of operations for the year ended September 30, 2008 totaled Euro 162 (US $244).

During the year ended September 30, 2008, a loan was granted from a third party totaling $30,000. The loan is non-interest bearing, unsecured and due on demand.

During the year ended September 30, 2008, a loan was granted from a third party totaling Euro 100,000 (US $144,446) of which Euro 55,000 (US $79,445) has been repaid. The loan bears interest at 4.5% per annum, is unsecured and is due on demand. Interest expense included in the statement of operations for the year ended September 30, 2008 totaled Euro 2,519 (US $3,771).

During the year ended September 30, 2006, a loan was granted from a third party for Euro 500,000 (US $735,943). During the year ended September 30, 2007, additional loans totaling Euro 1,500,000 (US $2,207,830) were granted from the same party. At December 31, 2007, the loans totaling Euro 2,000,000 (US $2,943,774) and accrued interest payable totaling Euro 167,106 (US $245,961) were waived and transferred to additional paid-in capital. The loans bore interest at 7.5% per annum, were secured by shares of a private company owned by the officers and directors of the Aqua GmbH and were repayable on or before December 31, 2008. Interest expense included in the statement of operations for the years ended September 30, 2008 and 2007 totaled Euro 37,757 (US $54,663) and Euro 129,349 (US $184,468), respectively.

During the year ended September 30, 2007, loans granted from third parties totaling Euro 241,981 (US $345,095) were repayable on or before December 31, 2006. These loans were not repaid and were in default. At September 30, 2007, the loans were waived and transferred to additional paid-in capital. Of the total loans transferred to additional paid-in capital, Euro 149,365 (US $213,013) bore interest at 7.5% per annum and was secured by accounts receivable of Aqua GmbH and Euro 92,616 (US $132,082) bore interest at 7.5% interest and was unsecured.

F-16

AQUA SOCIETY, INC.
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
(Expressed in U.S. Dollars)
September 30, 2008
(Unaudited & Unreviewed)

9.	RELATED PARTY TRANSACTIONS

Loan Receivable

During the year ended September 30, 2008, a loan was granted to a director and officer of the Company for Euro 57,020 (US $82,363) of which Euro 4,860 (US $7,020) has been repaid. The remaining loan totaling Euro 52,160 (US $75,343) and accrued interest receivable totaling Euro 1,694 (US $2,448) was offset to loans payable by the same individual (see Note 9 –loans payable). The loan bears interest at 6% per annum and was due on demand. Interest income included in the statement of operations for the year ended September 30, 2008 totaled Euro 1,695 (US $2,583).

Accounts Payable and Accrued Liabilities

At September 30, 2008 included in accounts payable and accrued liabilities is Euro 59,500 (US $85,945) owed to a director of the Company for development costs.

At September 30, 2008 and September 30, 2007, included in accounts payable and accrued liabilities is Euro 130,000 (US $187,780) and Euro 10,000 (US $14,261), respectively, owed to a director and officer of the Company for management fees.

At September 30, 2008 and 2007, included in accounts payable and accrued liabilities is Euro 98,000 (US $141,557) and Euro 98,000 (US $139,760), respectively, owed to former directors and officers of the Company for management fees.

At September 30, 2008 and 2007, included in accounts payable and accrued liabilities is Euro 22,570 (US $32,602) and Euro 746 (US $1,064), respectively, owed to a managing director of Aqua GmbH for various operating expenses and management fees.

At September 30, 2007, included in accounts payable and accrued liabilities is Euro 690 (US $984) owed to a relative of a managing director of Aqua GmbH for development costs.

Amounts due to and from officers and directors are unsecured, non-interest bearing and due on demand.

Loans Payable

During the year ended September 30, 2008, a loan was granted from a director and officer of the Company for Euro 363,543 (US $525,123) which was offset by loans receivable of Euro 53,855 (US $77,791) from the same individual (see Note 9 –loan receivable). The loan bears interest at 8% per annum, is unsecured and is due on demand. Interest expense included in the statement of operations for the year ended September 30, 2008 totaled Euro 15,985 (US $24,039).

During the year ended September 30, 2007, a loan was granted from a former director and officer of the company for Euro 350,000 (US $505,561). The loan bears interest at 4.5% per annum, is unsecured and is due on demand. Interest expense included in the statement of operations for the years ended September 30, 2008 and 2007 totaled Euro 15,949 (US $23,970) and Euro 1,969 (US $2,808), respectively.

F-17

AQUA SOCIETY, INC.
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
(Expressed in U.S. Dollars)
September 30, 2008
(Unaudited & Unreviewed)

9.	RELATED PARTY TRANSACTIONS (continued)

Loans Payable (continued)

During the year ended September 30, 2007, loans from a law firm of which a former director and officer of the Company is a partner totaling 1,157,646 (US $1,650,950) were repayable on or before December 31, 2006. These loans were not repaid and were in default. At September 30, 2007, the loans were waived and transferred to additional paid-in capital. Of the total loans transferred to additional paid-in capital, Euro 657,646 (US $937,887) was non-interest bearing and was secured by accounts receivable of Aqua GmbH; Euro 500,000 (US $713,063) was non-interest bearing and unsecured;

Other

Management fees paid to a director and officer of the Company for the years ended September 30, 2008 and 2007 totaled Euro 120,000 (US $181,193) and Euro 192,000 (US $256,503), respectively. Management fees paid to directors and officers of Aqua GmbH for the years ended September 30, 2008 and 2007 totaled Euro 180,000 (US $270,420) and Euro 180,000 (US $239,397), respectively.

Development costs paid to a Company owned by a director and officer of the Company for the years ended September 30, 2008 and 2007 totaled Euro 110,000 (US $164,694) and Euro 120,000 (US $159,598), respectively. Development and travel costs paid to a relative of a director and officer of the Company for the years ended September 30, 2008 and 2007 totaled Euro 7, 502 (US $11,103) and Euro 7,950 (US $10,453), respectively.

10.	COMMON STOCK

The Company’s articles of incorporation allow it to issue up to 300,000,000 shares of common stock, par value $0.001.

11.	STOCK OPTIONS AND WARRANTS

Stock Options

On December 21, 2006, the Company adopted a second stock incentive plan (the “2006 Stock Option Plan”) to provide incentives to employees, directors, officers and permitted consultants. The 2006 Stock Plan provides for the issuance of up to 7,000,000 options with a term to be determined by the plan administer or, if not so established, ten years. The maximum aggregate number of shares that may be optioned under the 2006 Stock Option Plan will be increased effective the first day of each of the Company’s fiscal quarters (“adjustment date”), beginning with the fiscal quarter commencing April 1, 2007 by an amount equal to the lesser of i) 15% of the outstanding shares on the first day of the applicable quarter less a) the number of shares of common stock that may be optioned and sold under the plan prior to the adjustment date and b) the number of shares of common stock that may be optioned and sold under any other stock option plan in effect as of the adjustment date or ii) such lesser number of shares of common stock as may be determined by the Board.

F-18

AQUA SOCIETY, INC.
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
(Expressed in U.S. Dollars)
September 30, 2008
(Unaudited & Unreviewed)

11.	STOCK OPTIONS AND WARRANTS (continued)

Stock Options (continued)

A summary of the stock options outstanding as at September 30, 2008 and changes during the period is presented below:

		Weighted Average
	Shares	Exercise Price

Options outstanding at September 30, 2007	4,503,000	$0.40
Granted	-	-
Cancelled	(4,125,000)	$0.28

Options outstanding at September 30, 2008	378,000	$1.70

Options exercisable at September 30, 2008	378,000

A summary of stock options outstanding at September 30, 2008, is as follows:

Number	Exercise Price	Expiry Date
378,000	$1.70	October 15, 2009

The Company used the Black-Scholes option valuation model to compute the estimated fair value at each of the grant dates.

The Black-Scholes option-pricing model requires the input of highly subjective assumptions including the expected price volatility. Changes in the subjective input assumptions can materially affect the fair value estimate and therefore the Black-Scholes model does not necessarily provide a reliable single measure of the fair value of the Company’s share purchase options.

On December 21, 2006 the Company used the Black-Scholes option pricing model to compute estimated fair value, based on the following assumptions:

Risk-free interest rate	4.84%
Dividend yield rate	0.00%
Price volatility	132.10%
Weighted average expected life of options	2.15 years
Weighted average fair value	$0.33

F-19

AQUA SOCIETY, INC.
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
(Expressed in U.S. Dollars)
September 30, 2008
(Unaudited & Unreviewed)

11.	STOCK OPTIONS AND WARRANTS (continued)

Stock Options (continued)

On June 7, 2007 the Company used the Black-Scholes option pricing model to compute estimated fair value, based on the following assumptions:

Risk-free interest rate	5.03%
Dividend yield rate	0.00%
Price volatility	139.66%
Weighted average expected life of options	2.00 years
Weighted average fair value	$0.22

The Company recognized stock-based compensation of $0 and $1,726,973 during the years ended September 30, 2008 and 2007, respectively.

Warrants

		Weighted Average
	Shares	Exercise Price

Warrants outstanding at September 30, 2007	2,406,335	$1.20
Granted	2,777,770	$0.32
Expired	(2,406,335)	$1.20

Warrants outstanding at September 30, 2008	2,777,770	$0.32

A summary of warrants outstanding at September 30, 2008, is as follows:

Date	Issued	Outstanding	Exercise Price	Expiry Date

January 25, 2008	2,777,770	2,777,770	Euro 0.22 (US $0.32)	January 24, 2010

12.	COMMITMENTS

On September 30, 2004, Aqua GmbH entered into a management consulting contract effective October 1, 2004 to pay Euro 15,000 (US $23,682) per month to a managing director of GmbH for development, production and quality assurance services. The managing director of Aqua GmbH is also a director of the Company. This contract is for an unlimited term but may be terminated by either party with six months advance notice.

On October 1, 2004, the Company entered into a consulting agreement to pay $2,000 per month to a consultant of the Company. The agreement is effective for a term of 5 years. The Company granted 500,000 stock options upon signing of the agreement of which 122,000 have been exercised to date. The exercise price of the stock options is $1.70 per common share and expires on October 15, 2009.

F-20

AQUA SOCIETY, INC.
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
(Expressed in U.S. Dollars)
September 30, 2008
(Unaudited & Unreviewed)

12.	COMMITMENTS (continued)

On October 1, 2004, Aqua GmbH entered into a management consulting contract to pay Euro 5,000 (US $7,894) per month for marketing and business development services. Effective October 1, 2005, the contract was amended to increase the payment to Euro 7,500 (US $11,841) per month. Effective October 1, 2006, the contract was amended to Euro 15,000 (US $23,682) per month for October, November and December, 2006. By an agreement dated November 1, 2006 and effective January 11, 2007, the Company agreed to the payment of Euro 2,000 (US $3,158) per month until December 31, 2007 and a 5% commission of gross sales to third parties which occurred as a result of the consultant’s work. The contract automatically renews for one year if not terminated at the end of a year by giving six months advance notice. The contract was terminated effective December 31, 2007.

On November 10, 2004, Aqua GmbH entered into a management consulting contract to pay Euro 500 (US $789) per press release to a former managing director of Aqua GmbH. This contract is for an unlimited term but may be terminated by either party with one month advance notice.

On January 1, 2005, the Company entered into a management consulting contract to pay Euro 5,520 (US $8,715) per month for marketing, sales and distribution services. Effective November 10, 2006, the contract was amended and the payment was decreased to Euro 3,750 (US $5,920) per month with additional payments of Euro 10,000 (US $15,787) and Euro 5,000 (US $7,894) in November and December 2006 respectively. The contract is for an unlimited term but may be terminated by either party with three months advance notice.

On August 1, 2005, Aqua GmbH entered into a management consulting agreement to pay Euro 3,900 (US $6,157) per month for administration services for the research and development department. The contract is for an unlimited term and may be terminated by either party by giving six months advance notice. The contract was terminated effective January 31, 2009.

On December 12, 2005, Aqua GmbH entered into a management consulting contract effective January 1, 2006 to pay Euro 20,000 (US $29,180) per month to March 31, 2006 and Euro 25,000 (US $36,475) per month to December 31, 2006 for technical services. Effective September 18, 2006, the contract was amended and the payment was decreased to Euro 10,000 (US $14,590) per month and extended to June 30, 2007. Aqua GmbH continued to pay the management consulting contract on a month-to-month basis after June 30, 2007. The contract also specifies a payment of Euro 100,000 (US $145,900) if Aqua GmbH is awarded a government grant of Euro 250,000 (US $364,751) and 25% of any future government grants. The management consulting contract is with a company owned by a director of the Company. The contract was terminated effective September 30, 2009.

On December 28, 2006, the Company entered into management consulting to pay directors and officers of the Company a total of Euro 56,000 (US $79,863) for the period October 1, 2006 to December 31, 2006 and Euro 14,000 (US $19,966) per month for the period January 1, 2007 to September 30, 2007. The contract is for an unlimited term but may be terminated by either party with three months advance notice. Effective September 30, 2007, the respective director and officers resigned and the contracts terminated.

On August 30, 2007, the Company entered into a consultancy agreement to pay Euro 10,000 (US $15,787) per month for management services. The contract is for an unlimited term and may be terminated by either party by giving one month’s notice. The contract was terminated effective September 30, 2009.

F-21

AQUA SOCIETY, INC.
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
(Expressed in U.S. Dollars)
September 30, 2008
(Unaudited & Unreviewed)

13.	SEGMENT INFORMATION

Geographic Information

The Company operates in two reportable operating segments, being the design, development and sale of technologies and equipment for application, and providing related consulting services, in the areas of refrigeration, water purification and water waste management.

	Germany	United States	Total

Year ended September 30, 2008

Revenue	$(257,790)	$-	$(257,790)
Net loss	$2,186,851	$314,967	$2,501,818
Current assets	$380,684	$-	$380,684
Long-term assets	$335,426	$-	$335,426
Total assets	$716,110	$-	$716,110

Year ended September 30, 2007

Revenue	$(147,446)	$-	$(147,446)
Net loss	$2,493,433	$1,984,875	$4,478,308
Current assets	$460,966	$5,614	$466,580
Long-term assets	$311,937	$-	$311,937
Total assets	$772,903	$5,614	$778,517

Sales and Cost of Goods Sold

	Year Ended	Year Ended
	September 30,	September 30,
	2008	2007

Sales
Equipment	$257,790	$147,446

Cost of goods sold
Equipment	249,126	73,393

	$8,664	$74,053

F-22

AQUA SOCIETY, INC.
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
(Expressed in U.S. Dollars)
September 30, 2008
(Unaudited & Unreviewed)

14.	ECONOMIC DEPENDENCE AND FINANCIAL INSTRUMENTS RISK

Economic dependence

During the periods ended certain individual customers each provided more than 10% of total revenues as follows:

	Year ended	Year ended
	September 30,	September 30,
	2008	2007

Number of customers over 10%	4	2

Credit risk

The Company provides credit to its clients in the normal course of operations. It carries out, on a continuing basis, credit checks on its clients and maintains provisions for contingent credit losses. For other debts, the Company estimates, on a continuing basis, the probable losses, and provides a provision for losses based on the estimated realizable value. As at the period-ends, certain individual customers each represented more than 10% of total accounts receivables as follows:

	Year ended	Year ended
	September 30,	September 30,
	2008	2007

Number of customers over 10%	2	1

Foreign currency risk

The Company is exposed to fluctuations in foreign currencies through its operations in the United States and Germany. The Company monitors this exposure, but had no hedge positions at the year-ends.

F-23

AQUA SOCIETY, INC.
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
(Expressed in U.S. Dollars)
September 30, 2008
(Unaudited & Unreviewed)

15.	SUPPLEMENTAL DISCLOSURE WITH RESPECT TO CASH FLOWS

	Year ended	Year ended
	September 30,	September 30,
	2008	2007

Cash paid for:
Interest	$8,460	$6,974
Income taxes	$-	$-

Non-cash Transactions

Investing and financing activities that do not have an impact on current cash flows are excluded from the statement of cash flows.

During the year ended September 30, 2008, loans and accrued interest payable totaling Euro 2,167,106 (US $3,189,735) was waived and transferred to additional paid-in capital (see Note 8).

During the year ended September 30, 2008, a loan and accrued interest receivable totaling Euro 53,854 (US $77,791) was offset against a loan payable (see Note 9).

During the year ended September 30, 2007, loans totaling Euro 1,399,627 (US $1,996,045) were waived and transferred to additional paid-in capital (see Notes 8 and 9).

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